                                                            EXHIBIT 99.1


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                           SALE AND SERVICING
                                AGREEMENT


                                 between


                        NORWEST AUTO TRUST 1996-A

                                   as

                                 Issuer

                  NORWEST AUTO RECEIVABLES CORPORATION,

                                   as

                                 Seller

                      NORWEST BANK MINNESOTA, N.A.,

                               as Servicer

                        THE CHASE MANHATTAN BANK

                          as Indenture Trustee

                      Dated as of November 13, 1996


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
                          TABLE OF CONTENTS
                          -----------------
                                                                    Page
                                                                    ----

ARTICLE I.  DEFINITIONS..............................................  1
      SECTION 1.1.  Definitions......................................  1
      SECTION 1.2.  Other Interpretive Provisions....................  1

ARTICLE II.  CONVEYANCE OF RECEIVABLES...............................  2
      SECTION 2.1.  Conveyance of Receivables........................  2

ARTICLE III.  THE RECEIVABLES........................................  3
      SECTION 3.1.  Representations and Warranties as to Each
                      Receivable.....................................  3
      SECTION 3.2.  Representations and Warranties as to the
                      Receivables in the Aggregate and Actions
                      of Seller......................................  7
      SECTION 3.3.  Repurchase upon Breach...........................  8
      SECTION 3.4.  Custodian of Receivable Files....................  8

ARTICLE IV.  ADMINISTRATION AND SERVICING OF RECEIVABLES............. 11
      SECTION 4.1.  Duties of Servicer............................... 11
      SECTION 4.2.  Collection of Receivable Payments................ 13
      SECTION 4.3.  Realization upon Receivables..................... 13
      SECTION 4.4.  Physical Damage Insurance........................ 14
      SECTION 4.5.  Maintenance of Security Interests in Financed
                      Vehicles....................................... 16
      SECTION 4.6.  Covenants of Servicer............................ 16
      SECTION 4.7.  Purchase by Servicer upon Breach................. 17
      SECTION 4.8.  Servicing Fee.................................... 17
      SECTION 4.9.  Servicer's Report................................ 18
      SECTION 4.10.  Annual Statement as to Compliance; Notice of
                       Default....................................... 18
      SECTION 4.11.   Annual Independent Certified Public Accountants'
                        Report....................................... 19
      SECTION 4.12.  Access to Certain Documentation and Information
                      Regarding Receivables.......................... 19
      SECTION 4.13.  Servicer Expenses............................... 19

ARTICLE V.     DISTRIBUTION; RESERVE ACCOUNT; STATEMENTS
               TO CERTIFICATEHOLDERS AND NOTEHOLDERS................. 20
      SECTION 5.1.  Establishment of Trust Accounts.................. 20
      SECTION 5.2.  Collections...................................... 22
      SECTION 5.3.  Advances......................................... 23
      SECTION 5.4.  Additional Deposits.............................. 24
      SECTION 5.5.  Distributions.................................... 24
      SECTION 5.6.  Statements to Certificateholders and Noteholders. 25
      SECTION 5.7.  Net Deposits..................................... 27
      SECTION 5.8.  Reserve Account.................................. 27

ARTICLE VI.  SELLER.................................................. 31
      SECTION 6.1.  Representations of Seller........................ 31
      SECTION 6.2.  Continued Existence.............................. 33
      SECTION 6.3.  Liability of Seller; Indemnities................. 33
      SECTION 6.4.  Merger or Consolidation of, or Assumption of the
                      Obligations of, Seller......................... 34
      SECTION 6.5.  Limitation on Liability of Seller and Others..... 35

ARTICLE VII.  SERVICER............................................... 36
      SECTION 7.1.  Representations of Servicer...................... 36
      SECTION 7.2.  Indemnities of Servicer.......................... 38
      SECTION 7.3.  Merger or Consolidation of, or Assumption of
                      the Obligations of, Servicer................... 39
      SECTION 7.4.  Limitation on Liability of Servicer and Others... 40
      SECTION 7.5.  Norwest Bank Not To Resign as Servicer........... 40
      SECTION 7.6.  Existence........................................ 41
      SECTION 7.7.  Servicer May Own Notes or Certificates........... 41

ARTICLE VIII.  DEFAULT............................................... 41
      SECTION 8.1.  Servicer Termination Event....................... 41
      SECTION 8.2.  Appointment of Successor......................... 43
      SECTION 8.3.  Payment of Servicing Fee......................... 44
      SECTION 8.4.  Notification to Noteholders and
                      Certificateholders............................. 44
      SECTION 8.5.  Waiver of Past Defaults.......................... 44

ARTICLE IX.  TERMINATION............................................. 45
      SECTION 9.1.  Optional Purchase of All Receivables............. 45

ARTICLE X.  MISCELLANEOUS PROVISIONS................................. 46
      SECTION 10.1.  Amendment....................................... 46
      SECTION 10.2.  Protection of Title to Trust Property........... 48
      SECTION 10.3.  Litigation and Indemnities...................... 51
      SECTION 10.4.  Notices......................................... 51
      SECTION 10.5.  Assignment...................................... 52
      SECTION 10.6.  Limitations on Rights of Others................. 52
      SECTION 10.7.  Severability.................................... 52
      SECTION 10.8.  Separate Counterparts........................... 52
      SECTION 10.9.  Headings........................................ 52
      SECTION 10.10.  Governing Law.................................. 52
      SECTION 10.11.  Assignment to Indenture Trustee................ 53
      SECTION 10.12.  Nonpetition Covenant........................... 53
      SECTION 10.13.  Limitation of Liability of Owner Trustee and
                        Indenture Trustee............................ 53
      SECTION 10.14. Further Assurances.............................. 54
      SECTION 10.15.  No Waiver; Cumulative Remedies................. 54


                                SCHEDULES

Schedule A -    Location of Receivables


                                EXHIBITS

Exhibit A  -    Form of Servicer's Report


                                APPENDIX

Appendix X -    Definitions

     SALE AND SERVICING AGREEMENT dated as of November, 13, 1996 (this "Agreement") among NORWEST AUTO TRUST 1996-A, a Delaware business trust ("Issuer"), NORWEST AUTO RECEIVABLES CORPORATION, a Delaware corporation (in its capacity as seller, "Seller"), NORWEST BANK MINNESOTA, N.A., (in its capacity as servicer, "Servicer") and THE CHASE MANHATTAN BANK, a New York banking corporation (in its capacity as indenture trustee, "Indenture Trustee").

     WHEREAS, Issuer desires to purchase from Seller a portfolio of receivables arising in connection with Motor Vehicle Loans purchased or originated by the Seller Affiliates and sold to Seller under the Purchase Agreements;

     WHEREAS, Seller is willing to sell such receivables to Issuer; and

     WHEREAS, Servicer is willing to service such receivables.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


ARTICLE I.  DEFINITIONS.

     SECTION 1.1. Definitions. Capitalized terms are used in this Agreement as defined in Appendix X.

     SECTION 1.2. Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;
(d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


ARTICLE II.  CONVEYANCE OF RECEIVABLES.

     SECTION 2.1. Conveyance of Receivables. In consideration of Issuer's delivery to, or upon the order of, Seller of Notes and Certificates, in aggregate principal amounts equal to the initial principal amount of the Notes and the initial Certificate Balance, respectively, Seller does hereby sell, transfer, assign, set over and otherwise convey to Issuer, without recourse, subject to the obligations herein (collectively the "Trust Property"):

           (a) all right, title and interest of Seller in and to the Receivables, and all moneys received thereon after the Cutoff Date;

           (b) all right, title and interest of Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Seller in the Financed Vehicles and any other property that shall secure the Receivables;

           (c) the interest of Seller in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender's single interest insurance policy naming any Seller Affiliate as an insured;

           (d) rebates of premiums and other amounts relating to Insurance Policies (including any force placed Physical Damage Insurance Policy) and other items financed under the Receivables, in each case, to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable;

           (e) the interest of Seller in any proceeds from (i) any Receivable repurchased by a Dealer pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Motor Vehicle Loan or (iii) any Dealer Recourse or other rights of Seller Affiliates under Dealer Agreements (other than rights to rebates of unamortized premiums paid or payable to Dealers) relating to the Receivables;

           (f) all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and the Trust Accounts, and in all investments and proceeds thereof (but excluding all investment income thereon);

           (g) all right, title and interest of Seller under each Purchase Agreement, including the right of Seller to cause a Seller Affiliate to repurchase Receivables from Seller;

           (h) all right, title and interest of Seller in any instrument or document relating to the Receivables; and

           (i)  the proceeds of any and all of the foregoing.

     The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Issuer of any obligation of any Seller Affiliates to the Obligors, the Dealers or any other Person in connection with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.


ARTICLE III.  THE RECEIVABLES.

     SECTION 3.1. Representations and Warranties as to Each Receivable. Seller hereby makes the following representations and warranties as to each Receivable conveyed by it to Issuer hereunder on which Issuer shall rely in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

           (a) Characteristics of Receivables. The Receivable has been fully and properly executed by the parties thereto and (i) has been originated by a Dealer in the ordinary course of such Dealer's business, (ii) such Receivable requires physical damage insurance to be maintained on the related Financed Vehicle, (iii) is secured by a valid, subsisting, binding and enforceable first priority security interest in favor of a Seller Affiliate in the Financed Vehicle (subject to administrative delays and clerical errors on the part of the applicable government agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest), which security interest is assignable together with such Receivable, and has been so assigned to Seller, and subsequently assigned by Seller to Indenture Trustee, (iv) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (v) provides for interest at the Contract Rate specified in the Schedule of Receivables, (vi) was originated in the United States and (vii) constitutes "chattel paper" as defined in the UCC.

           (b) Individual Characteristics. The Receivables have the following individual characteristics as of the Cutoff Date: (i) each Receivable is secured by either a new or used automobile or light duty truck; (ii) each Receivable has a Contract Rate of at least 7.00% and not more than 22.00%; (iii) each Receivable had a remaining number of scheduled payments, as of the Cutoff Date, of not less than 13 and not more than 72; (iv) each Receivable had a Principal Balance at origination of not less than $500.00 and not more than $71,376.00 and an Initial Principal Balance of not less than $508.79 nor more than $57,051.06; (v) no Receivable was more than 30 days past due as of the Cutoff Date; (vi) no Financed Vehicle had been repossessed as of the Cutoff Date; (vii) no Receivable is subject to a force-placed physical damage insurance policy on the related Financed Vehicle; (viii) each Receivable is a Simple Interest Receivable; and (ix) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of the Receivable. The Receivables were selected using selection procedures that were not intended by any Seller Affiliate or Seller to be adverse to the Holders.

           (c) Schedule of Receivables. The information set forth in the Schedule of Receivables, including (without limitation) the account number, the Initial Principal Balance, the maturity date and the Contract Rate, was true and correct as of the close of business on the Cutoff Date.

           (d) Compliance with Law. The Receivable complied at the time it was originated or made, and will comply as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B and Z and any other consumer credit, consumer protection, equal opportunity and disclosure laws.

           (e) Binding Obligation. The Receivable constitutes the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, and the Receivable is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury.

           (f) Lien in Force. Neither Seller nor any Seller Affiliate has taken any action which would have the effect of releasing the related Financed Vehicle from the Lien granted by the Receivable in whole or in part.

           (g) No Amendment or Waiver. No material provision of the Receivable has been amended, waived, altered or modified in any respect, except such waivers as would be permitted under this Agreement, and no amendment, waiver, alteration or modification causes such Receivable not to conform to the other representations or warranties contained in this Section.

           (h) No Liens. There are no Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes, relating to the Financed Vehicle securing the Receivable, that are or may be prior to or equal to the Lien granted by the Receivable.

           (i) No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cutoff Date, to the knowledge of Seller, no default, breach, violation or event permitting acceleration under the terms of the Receivable exists and no continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable has arisen.

           (j) Insurance. The Receivable requires the Obligor to insure the Financed Vehicle under a Physical Damage Insurance Policy, pay the premiums for such insurance and keep such insurance in full force and effect.

           (k) Good Title. It is the intention of Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from Seller to Issuer and that the beneficial interest in and title to the Receivables not be part of Seller's estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by Seller to any Person other than Issuer. Immediately prior to the transfer and assignment herein contemplated, Seller had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the Receivable to Issuer and immediately upon the transfer and assignment of the Receivable to Issuer, Issuer shall have good and marketable title to the Receivable, free and clear of any Lien; and Issuer's interest in the Receivable resulting from the transfer has been perfected under the UCC.

           (l) Obligations. Each Seller Affiliate has duly fulfilled all obligations on its part to be fulfilled under, or in connection with, the Receivable.

           (m)  Possession.  There is only one original executed
     Receivable, and immediately prior to the Closing Date, the applicable Seller Affiliate will have possession of such original executed Receivable.

           (n) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.

           (o) Marking Records. By the Closing Date, Seller shall have caused the portions of Seller's and each Seller Affiliate's electronic master record of Motor Vehicle Loans relating to the Receivables to be clearly and unambiguously marked to show that the Receivable is owned by Issuer in accordance with the terms of this Agreement.

           (p) No Assignment. As of the Closing Date, Seller shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or Dealer Agreements, or payments due under Receivable, that is senior to, or equal with, that of Issuer.

           (q) Lawful Assignment. The Receivable has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer or assignment of such Receivable hereunder or pursuant to transfers of the Notes or Certificates are unlawful, void or voidable. Neither Seller nor any Seller Affiliate has entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

           (r) Dealer Agreements. A Dealer Agreement for each Receivable is in effect whereby the Dealer warrants title to the Motor Vehicle and indemnifies the Seller Affiliate that is a party to said Dealer Agreement against the unenforceability of each Receivable sold thereunder, and the rights of such Seller Affiliate thereunder, with regard to the Receivable sold hereunder, have been validly assigned to and are enforceable against the Dealer by the Seller and then to the Trust, along with any Dealer Recourse.

           (s) Composition of Receivable. No Receivable has a Principal Balance which includes capitalized interest or late charges.

           (t) Database File. The information included in the database file delivered pursuant to Section 4.9(b) is accurate and complete in all material respects.

     SECTION 3.2. Representations and Warranties as to the Receivables in the Aggregate and Actions of Seller. Seller hereby makes the following representations and warranties as to the Receivables conveyed by it to Issuer hereunder on which Issuer shall rely in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

           (a)  Amounts.  The Initial Pool Balance was $1,064,746,052.70

           (b) Aggregate Characteristics. The Receivables had the following characteristics in the aggregate as of the Cutoff Date: (i) approximately 47.08% of the Initial Pool Balance was attributable to purchases of new Financed Vehicles, and approximately 52.92% of the Initial Pool Balance was attributable to purchases of used Financed Vehicles; (ii) approximately 44.32% of the Initial Pool Balance was attributable to Receivables the mailing addresses of the Obligors on which were at the time of origination located in the State of Minnesota, 8.59% in the State of Iowa, 13.95% in the State of Nebraska, 7.89% in the State of Wisconsin, 7.21% in the State of Indiana, 6.65% in the State of North Dakota, and 6.07% in the State of South Dakota, and no other state accounts for more than 5.0% of the Initial Pool Balance; (iii) the weighted average Contract Rate of the Receivables was 9.79%; (iv) there are 118,295 Receivables being conveyed by Seller to Issuer; (v) the average Initial Principal Balance of the Receivables was $9.000.77; and (vi) the weighted average original number of scheduled payments and weighted average remaining number of scheduled payments of the Receivables were 56.24 and 42.77, respectively.

     SECTION 3.3. Repurchase upon Breach. Seller, Servicer or Owner Trustee, as the case may be, shall inform the other parties to this Agreement and Indenture Trustee promptly, in writing, upon the discovery of any breach or failure to be true of the representations or warranties made by Seller in Section 3.1, provided that the failure to give such notice shall not affect any obligation of Seller. If the breach or failure shall not have been cured by the last day of the Collection Period which includes the 60th day (or if Seller elects, the 30th day) after the date on which Seller becomes aware of, or receives written notice from Owner Trustee, Indenture Trustee or Servicer of, such breach or failure, and such breach or failure materially and adversely affects the interests of Issuer and the Holders in any Receivable, Seller shall repurchase each such Receivable from Issuer as of such last day of such Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of such last day of such Collection Period. Notwithstanding the foregoing, any such breach or failure with respect to the representations and warranties contained in
Section 3.1 will not be deemed to have such a material and adverse effect with respect to a Receivable if the facts resulting in such breach or failure do not affect the ability of Issuer to receive and retain payment in full on such Receivable. In consideration of the purchase of a Receivable hereunder, Seller shall remit the Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, in the manner specified in Section 5.4. The sole remedy of Issuer, the Owner Trustee, the Indenture Trustee or the Holders with respect to a breach or failure to be true of the warranties made by Seller pursuant to
Section 3.1 shall be to require Seller to repurchase Receivables pursuant to this Section. If Seller fails to timely remit the Purchase Amount of any Receivable that the Seller is required to repurchase pursuant to this Section, upon receipt of notice by Norwest Corporation from Servicer, Owner Trustee or Indenture Trustee, or after discovery of such failure, Norwest Corporation shall remit or cause to be remitted such Purchase Amount, no later than the close of business on the next Deposit Date, in the manner specified in Section 5.4.

     SECTION 3.4. Custodian of Receivable Files. (a) Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, Issuer, upon the execution and delivery of this Agreement, revocably appoints Custodian, as agent, and Custodian accepts such appointment, to act as agent on behalf of Issuer to maintain custody of the following documents or instruments, which are hereby constructively delivered to Issuer with respect to each Receivable (collectively, a "Receivable File"):

           (i)  the fully executed original of the Receivable;

           (ii) the original credit application, fully executed by the Obligor;

           (iii) the original certificate of title, or such other documents as the applicable Seller Affiliate, as appropriate, keeps on file, in accordance with its customary procedures, evidencing the security interest of such Seller Affiliate in the Financed Vehicle; and

           (iv) any and all other documents or electronic records that Seller, any Seller Affiliate or Servicer, as the case may be, keeps on file, in accordance with its customary procedures, relating to the Receivable, any Insurance Policies, the Obligor or the Financed Vehicle.

     (b) Safekeeping. Servicer, in its capacity as Custodian, shall hold the Receivable Files as agent on behalf of Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable as shall enable Servicer and Issuer to comply with the terms and provisions of this Agreement applicable to them. In performing its duties as Custodian hereunder, Custodian shall act with reasonable care, exercising the degree of skill, attention and care that Servicer exercises with respect to receivable files relating to other similar motor vehicle loans owned and/or serviced by Custodian and that is consistent with industry standards. Custodian shall maintain the Receivable Files in such a manner and in accordance with its customary business practices as shall enable Owner Trustee to reasonably verify, if Owner Trustee so elects, the accuracy of the record keeping of Servicer. Servicer shall promptly report to Owner Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided, and promptly take appropriate action to remedy any such failure. Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables. Nothing herein shall be deemed to require Issuer, Owner Trustee or Indenture Trustee to verify the accuracy of the record keeping of the Servicer.

     (c) Maintenance of and Access to Records. Custodian shall maintain each Receivable File at the location specified in Schedule A to this Agreement, or at such other office of Custodian within the United States (or, in the case of any successor Custodian, within the State in which its principal place of business is located) as shall be specified to Issuer by 30 days' prior written notice. At the reasonable direction of the Owner Trustee, Custodian shall make available to Owner Trustee, Indenture Trustee and their respective agents (or, when requested in writing by Owner Trustee or Indenture Trustee, their respective attorneys or auditors) the Receivable Files and the related accounts, records and computer systems maintained by Custodian at such times during the normal business hours of Custodian for purposes of inspecting, auditing or making copies of abstracts of the same.

     (d) Release of Documents. Upon written instructions from Indenture Trustee (or, if no Notes are then Outstanding, Owner Trustee), Custodian shall release any document in the Receivable Files to Indenture Trustee or Owner Trustee or its respective agent or designee, as the case may be, at such place or places as Indenture Trustee or Owner Trustee may designate, as soon thereafter as is practicable. Any document so released shall be handled by Indenture Trustee or Owner Trustee with due care and returned to Custodian for safekeeping as soon as Indenture Trustee or Owner Trustee or its respective agent or designee, as the case may be, shall have no further need therefor.

     (e) Title to Receivables. Custodian agrees that, in respect of any Receivable File held by Custodian hereunder, Custodian will not at any time have or in any way attempt to assert any interest in such Receivable File or the related Receivable, other than solely for the purpose of collecting or enforcing the Receivable for the benefit of Issuer and that the entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in Issuer.

     (f) Instructions; Authority to Act. Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of Indenture Trustee or Owner Trustee, as applicable. A certified copy of excerpts of certain resolutions of the Board of Directors of Indenture Trustee or Owner Trustee, as applicable, shall constitute conclusive evidence of the authority of any such Authorized Officer to act and shall be considered in full force and effect until receipt by Custodian of written notice to the contrary given by Indenture Trustee or Owner Trustee, as applicable.

     (g) Custodian's Indemnification. Subject to Section 10.3, Custodian shall indemnify and hold harmless Issuer, Owner Trustee and Indenture Trustee, and each of their officers, directors, employees and agents and the Holders from and against any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including legal fees if any) of any kind whatsoever that may be imposed on, incurred or asserted against Issuer, Owner Trustee, Indenture Trustee or the Holders as the result of the gross negligence or willful misconduct of Custodian relating to the maintenance and custody of the Receivable Files; provided that Custodian shall not be liable hereunder to the extent that such liabilities, obligations, losses, compensatory damages, payments, costs or expenses result from the willful misfeasance, bad faith or negligence of Owner Trustee or Indenture Trustee.

     (h) Effective Period and Termination. Servicer's appointment as Custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this subsection (h). If Servicer shall resign as Servicer in accordance with Section 7.5 or if all of the rights and obligations of Servicer shall have been terminated under Section 8.1, the appointment of Servicer as Custodian hereunder may be terminated by Indenture Trustee or by the Holders of Notes evidencing more than 50% of the aggregate Outstanding Amount of the Notes (or if no Notes are then Outstanding, the Holders of Certificates representing more than 50% of the Certificate Balance), in the same manner as Indenture Trustee or such Holders may terminate the rights and obligations of Servicer under Section 8.1. The Indenture Trustee, at the direction of Holders of Notes evidencing more than 50% of the aggregate Outstanding Amount of the Notes, or, if no Notes are then Outstanding, the Owner Trustee at the direction of Holders of Certificates more than 50% of the Certificate Balance, may terminate Servicer's appointment as Custodian hereunder at any time with cause, or with 30 days' prior notice without cause, upon written notification to Servicer. As soon as practicable after any termination of such appointment Servicer shall deliver, or cause to be delivered, the Receivable Files to Indenture Trustee or Owner Trustee, as applicable, or its respective agent or designee at such place or places as Indenture Trustee or Owner Trustee, as applicable, may reasonably designate. Notwithstanding any termination of Servicer as Custodian hereunder (other than in connection with a termination resulting from the termination of Servicer, as such, pursuant to Section 8.1), from and after the date of such termination, and for so long as Servicer is acting as such pursuant to this Agreement, Owner Trustee shall provide, or cause the successor Custodian to provide, access to the Receivable Files to Servicer, at such times as Servicer shall reasonably request, for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables hereunder.

     (i) Delegation. Custodian may, at any time without notice or consent, delegate any or all of its duties to any Seller Affiliate; provided that no such delegation shall relieve Custodian of its responsibility with respect to such duties and Custodian shall remain obligated and liable to Issuer and the Holders for its duties hereunder as if Custodian alone were performing such duties.


ARTICLE IV.  ADMINISTRATION AND SERVICING OF RECEIVABLES.

     SECTION 4.1. Duties of Servicer. (a) Servicer is hereby authorized to act as agent for Issuer and in such capacity shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables), and perform the other actions required by Servicer under this Agreement, with reasonable care. Without limiting the standard set forth in the preceding sentence, Servicer shall use a degree of skill, attention and care that is not less than Servicer exercises with respect to comparable Motor Vehicle Loans that it services for itself or others and that is consistent with prudent industry standards. Servicer's duties shall include the collection and posting of all payments, responding to inquiries by Obligors on the Receivables, or by federal, state or local governmental authorities, investigating delinquencies, sending payment coupons to Obligors, reporting required tax information to Obligors, accounting for Collections, monitoring the status of Physical Damage Insurance Policies with respect to the Financed Vehicles as provided in Section 4.4(a), furnishing monthly and annual statements to Owner Trustee and Indenture Trustee with respect to distributions, providing collection and repossession services in the event of Obligor default and performing the other duties specified herein.

     Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Physical Damage Insurance Policies and the Dealer Agreements. Without limiting the generality of the foregoing, Servicer is hereby authorized and empowered by Issuer to execute and deliver, on behalf of itself, Indenture Trustee, Issuer, Owner Trustee and the Holders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles, all in accordance with this Agreement; provided that notwithstanding the foregoing, Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in connection with a de minimis deficiency claim which Servicer would not attempt to collect in accordance with its customary procedures. If Servicer shall commence a legal proceeding to enforce a Receivable, Issuer shall thereupon be deemed to have automatically assigned such Receivable to Servicer, which assignment shall be solely for purposes of collection. Nothing contained in this Agreement shall prevent the Servicer from providing, or require Servicer to purchase any Receivable if Servicer provides, to any Obligor any one-month extensions in accordance with its customary servicing practices.

     Owner Trustee shall furnish Servicer with any powers of attorney and other documents or instruments necessary or appropriate to enable Servicer to carry out its servicing and administrative duties hereunder.

     (b) Servicer may, at any time without notice (except that Servicer shall give written notice to each Rating Agency of any delegation of the substantial portion of its servicing business) or consent, delegate (i) any or all duties under this Agreement to any Person more than 50% of the voting securities of which are owned, directly or indirectly, by Norwest Corporation, a Delaware corporation, so long as Norwest Bank acts as Servicer, or (ii) specific duties to sub-contractors who are in the business of performing such duties; provided that no such delegation shall relieve Servicer of its responsibility with respect to such duties and Servicer shall remain obligated and liable to Issuer and the Holders for servicing and administering the Receivables in accordance with this Agreement as if Servicer alone were performing such duties.

     SECTION 4.2. Collection of Receivable Payments. (a) Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and otherwise act with respect to the Receivables, the Physical Damage Insurance Policies, the Dealer Agreements and related property in such manner as will, in the reasonable judgment of Servicer, maximize the amount to be received by Issuer with respect thereto, in accordance with the standard of care required by Section 4.1. Servicer shall be entitled to amend or modify any Receivable in accordance with its customary procedures if Servicer believes in good faith that such amendment or modification is in Issuer's best interests; provided that Servicer may not, unless ordered by a court of competent jurisdiction or otherwise required by applicable law, (i) extend a Receivable beyond the Final Scheduled Maturity Date or
(ii) amend or modify the Principal Balance or Contract Rate of any Receivable (except any increase in the Principal Balance made as a result of any Force Placed Insurance Advance made with respect to such Receivable). If Servicer fails to comply with the provisions of the preceding sentence, Servicer shall be required to purchase the Receivable or Receivables affected thereby, for the Purchase Amount, in the manner specified in Section 4.7 as of the close of the Collection Period in which such failure occurs. Servicer may, in its discretion (in accordance with its customary standards, policies and procedures), waive any prepayment charge, late payment charge or any other fee that may be collected in the ordinary course of servicing a Receivable. Nothing contained in this Agreement shall prevent the Servicer from providing, or require Servicer to purchase any Receivable if Servicer provides, to any Obligor any one-month extensions in accordance with its customary servicing practices.

     (b) If in the course of collecting payments under the Receivables, Servicer determines to set off any obligation of Servicer to an Obligor against an amount payable by the Obligor with respect to such Receivable, Servicer shall deposit the amount so set off in the Collection Account, no later than the close of business on the Deposit Date for the Collection Period in which the set-off occurs. All references herein to payments or Liquidation Proceeds collected by Servicer shall include amounts set-off by Servicer.

     SECTION 4.3. Realization upon Receivables. On behalf of Issuer, Servicer shall charge off a Receivable as a Defaulted Receivable in accordance with its customary standards (and, in no event later than 180 days after a Receivable shall have become delinquent) and shall use reasonable efforts to repossess and liquidate the Financed Vehicle securing any Receivable as soon as feasible after default, in accordance with the standard of care required by Section 4.1. In taking such action, Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of Motor Vehicle Loans, and as are otherwise consistent with the standard of care required under Section 4.1, which shall include exercising any rights under the Dealer Agreements and selling the Financed Vehicle at public or private sale. Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds or pursuing any deficiency claim against the related Obligor, but only out of the cash proceeds of such Financed Vehicle or any deficiency obtained from the Obligor. The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses.

     If Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, the act of commencement shall be deemed to be an automatic assignment from Issuer to Servicer of the rights under such Dealer Agreement. If, however, in any enforcement suit or legal proceeding, it is held that Servicer may not enforce a Dealer Agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Owner Trustee, on behalf of Issuer, at Servicer's expense, or Seller, at Servicer's expense, shall take such steps as Servicer deems necessary to enforce the Dealer Agreement, including bringing suit in Issuer's name or the name of Owner Trustee or Indenture Trustee.

     SECTION 4.4. Physical Damage Insurance. (a) The Receivables require that each Financed Vehicle be insured under a Physical Damage Insurance Policy. Servicer shall monitor or cause to be monitored the status of such physical damage insurance coverage to the extent consistent with its customary servicing procedures. If Servicer shall determine that an Obligor has failed to obtain or maintain a Physical Damage Insurance Policy covering the related Financed Vehicle, Servicer shall use its best efforts to enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical damage insurance, provided that Servicer shall not be required to take such actions if there is in place a lender's single interest policy with respect to the related Financed Vehicle that complies with Servicer's customary requirements.

     (b) Servicer may sue to enforce or collect upon the Physical Damage Insurance Policies, in its own name, if possible, or as agent for Issuer. If Servicer elects to commence a legal proceeding to enforce a Physical Damage Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of Issuer under such Physical Damage Insurance Policy to Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that Servicer may not enforce a Physical Damage Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Physical Damage Insurance Policy, Owner Trustee, on behalf of Issuer, at Servicer's expense, or Seller, at Servicer's expense, shall take such steps as Servicer deems necessary to enforce such Physical Damage Insurance Policy, including bringing suit in Issuer's name or the name of Owner Trustee or Indenture Trustee. Servicer shall make all claims and enforce its rights under any lender's single interest insurance policy (to the extent such claims or rights relate to Receivables) for the benefit of the Issuer and shall treat as Collections all related proceeds of such policies.

     (c) On behalf of Issuer, Servicer may, in its discretion, in accordance with its customary servicing practices, force-place a Physical Damage Insurance Policy on any Financed Vehicle for which Servicer determines that an Obligor has failed to obtain or maintain a Physical Damage Insurance Policy. In connection therewith, on behalf of Issuer, Servicer shall advance from its own funds, the amount of any premium payable in respect of such Physical Damage Insurance Policy (each, a "Force Placed Insurance Advance") and cause such policy to name the Issuer as "loss payee," "additional insured" or otherwise require the insurer to pay any proceeds of such policy (and, in the event of a cancellation of such policy, any rebates or refunds of premiums) directly to Issuer. The Principal Balance of the Receivable secured by the Financed Vehicle to which such premium relates shall be deemed to be increased by the amount of such premium as provided under the terms of such Receivable in accordance with the Servicer's customary practices, and any payments made by the Obligor thereon in respect of such increased Principal Balance (including any interest thereon) shall be treated as Collections on the related Receivable. The Servicer shall promptly send to the Obligor new payment coupons reflecting the revised Principal Balance and scheduled payments for such Receivable. In the event Servicer receives notice or otherwise discovers that the Obligor on such Receivable has obtained the required Physical Damage Insurance Policy, and Servicer cancels the related force placed policy obtained by it, the Servicer shall treat any rebates of premium or other amounts received by it from the insurer as Collections on the Receivable of such Obligor. On each Transfer Date, prior to the making of any of the distributions set forth in Section 5.5, Servicer shall be reimbursed for all Force-Placed Insurance Advances made through the related Collection Period and not previously reimbursed to the extent of Collections allocable to principal in accordance with the Servicer's customary practices.

     SECTION 4.5. Maintenance of Security Interests in Financed Vehicles. Servicer, in accordance with the standard of care required under Section 4.1, shall take such steps as are necessary and as are consistent with its customary business practices, to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle for the benefit of Issuer. Owner Trustee, on behalf of Issuer, hereby authorizes Servicer, and Servicer hereby agrees, to take such steps as are necessary and as are consistent with its customary business practices to re-perfect such security interest on behalf of Issuer in the event Servicer receives notice of the relocation of a Financed Vehicle. If there has been a Servicer Termination Event, upon the request of Owner Trustee, Seller and Servicer, at their expense, shall promptly and duly execute and deliver such documents and instruments, and take such other actions as may be necessary, as evidenced by an Opinion of Counsel delivered to Issuer, Owner Trustee and Indenture Trustee and as are consistent with its customary business practices, to perfect Owner Trustee's and Indenture Trustee's interest in the Collateral against all other Persons, including the delivery of the Receivables and the Receivable Files to Indenture Trustee (or Owner Trustee, if no Notes are then Outstanding), its agent or designee, the endorsement and delivery of the Physical Damage Insurance Policies or the notification of the insurers thereunder, the execution of transfer instruments, and the endorsement to Indenture Trustee (or Owner Trustee if no Notes are then Outstanding) and the delivery of the certificates of title to the Financed Vehicles to the appropriate department or departments of motor vehicles (or other appropriate governmental agency).

     SECTION 4.6. Covenants of Servicer. Servicer makes the following covenants on which Issuer relies in acquiring the Receivables:

           (a) Security Interest to Remain in Force. Servicer shall not release any Financed Vehicle from the security interest granted by the related Receivable in whole or in part, except upon payment in full of the Receivable or as otherwise contemplated herein.

           (b) No Impairment. Servicer shall not impair in any material respect the rights of the Holders in the Receivables, the Dealer Agreements or the Physical Damage Insurance Policies or, subject to clause (c), otherwise amend or alter the terms thereof if, as a result of such amendment or alteration, the interests of Issuer and the Holders hereunder would be materially adversely affected.

           (c) Amendments. Servicer shall not amend or otherwise modify any Receivable (including the grant of any extension thereunder), except in accordance with Section 4.2 and 4.4(c).

     SECTION 4.7. Purchase by Servicer upon Breach. Seller, Servicer or Owner Trustee, as the case may be, shall inform the other parties to this Agreement and Indenture Trustee promptly, in writing, upon the discovery of any breach by Servicer of its covenants under Section 4.5 or 4.6; provided that the failure to give such notice shall not affect any obligation of Servicer. If the breach shall not have been cured by the last day of the Collection Period which includes the 60th day (or the 30th day, if Servicer so elects) after the date on which Servicer becomes aware of, or receives written notice from Owner Trustee, Indenture Trustee or Seller of, such breach, and such breach or failure materially and adversely affects the interests of Issuer and the Holders in any Receivable, Servicer shall purchase such Receivable from Issuer as of the last day of the Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of the last day of such Collection Period provided that in the case of a breach of the covenant contained in Section 4.6(c), Servicer shall be obligated to purchase the affected Receivable or Receivables on the Deposit Date immediately succeeding the Collection Period during which Servicer becomes aware of, or receives written notice of, such breach. In consideration of the purchase of a Receivable hereunder, Servicer shall remit the Purchase Amount of such Receivable in the manner specified in
Section 5.4. The sole remedy of Issuer, Owner Trustee, Indenture Trustee or the Holders against Servicer with respect to a breach pursuant to Section
4.5 or 4.6 shall be to require Servicer to repurchase Receivables pursuant to this Section.

     SECTION 4.8. Servicing Fee. The servicing fee for (a) the initial Transfer Date shall be equal to the product of (i) the actual number of days in the initial Collection Period divided by 360, (ii) the Servicing Fee Rate, and (iii) the Pool Balance as of the close of business on the Cutoff Date and (b) for each Transfer Date thereafter shall equal the product of (i) one-twelfth, (ii) the Servicing Fee Rate and (iii) the Pool Balance as of the opening of business on the first day of the related Collection Period (the "Servicing Fee"). Servicer shall also be entitled to retain any late fees, extension fees, prepayment charges and certain non-sufficient funds charges and other administrative fees or similar charges allowed by applicable law with respect to Receivables collected (from whatever source) on the Receivables and shall be paid any interest earned on deposits in the Trust Accounts and the Certificate Distribution Account (the "Supplemental Servicing Fee"). It is understood and agreed that Interest Collections or Available Principal shall not include any amounts retained by Servicer which constitute Supplemental Servicing Fees. The Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Transfer Dates), if the Rating Agency Condition is satisfied, may be paid at the beginning of such Collection Period out of Collections for such Collection Period.

     SECTION 4.9. Servicer's Report. (a) On each Determination Date, Servicer shall deliver to Owner Trustee, Indenture Trustee, each Paying Agent and Seller, with a copy to the Rating Agencies, a Servicer's Report substantially in the form of Exhibit A, containing all information necessary to make the transfers and distributions pursuant to Sections 5.3, 5.4, 5.5, and 5.8 for the Collection Period preceding the date of such Servicer's Report together with all information necessary for the Owner Trustee to send statements to the Certificateholders pursuant to Section
5.5 and Indenture Trustee to send statements to Noteholders pursuant to
Section 5.5 and Section 6.6 of the Indenture. Receivables to be purchased by Servicer or to be repurchased by Seller shall be identified by Servicer by account number with respect to such Receivable as specified in the Schedule of Receivables.

     (b) Servicer shall provide Indenture Trustee with a database file for each Receivable at or prior to closing (but with information as of the Cutoff Date).

     (c) Neither Owner Trustee nor Indenture Trustee shall be responsible for delays attributable to Servicer's failure to deliver information, defects in the information supplied by Servicer or other circumstances beyond Owner Trustee's or Indenture Trustee's control.

     SECTION 4.10.  Annual Statement as to Compliance; Notice of Default.
(a)Servicer shall deliver to Owner Trustee and Indenture Trustee, on or before April 30 of each year beginning April 30, 1998, an Officers' Certificate, dated as of December 31 of the preceding year, stating that
(i) a review of the activities of Servicer during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to December 31, 1997) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Indenture Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder by a request in writing to Owner Trustee addressed to the Corporate Trust Office or by any Noteholder by a request in writing to Indenture Trustee addressed to the Corporate Trust Office.

     (b) Servicer shall deliver to Owner Trustee, Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under
Section 8.1.

     SECTION 4.11. Annual Independent Certified Public Accountants' Report. Servicer shall cause a firm of independent certified public accountants, which may also render other services to Servicer or Seller, to deliver to Seller, Owner Trustee and Indenture Trustee on or before April 30 of each year beginning April 30, 1998, an agreed-upon procedures report addressed to Servicer, Seller, Owner Trustee and Indenture Trustee and each Rating Agency, expressing a summary of findings, (based on certain procedures performed on the documents, records and accounting records that such accountants considered appropriate under the circumstances) relating to the servicing of the Receivables, or the administration of the Receivables and of Issuer, as the case may be, during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 1997) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration was conducted in compliance with the terms of this Agreement, except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such report.

     Such report will also indicate that the firm is independent of Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. Servicer shall provide to the Indenture Trustee and Owner Trustee reasonable access to the Receivable Files. Such access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of Servicer. Nothing in this Section shall affect the obligation of Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     SECTION 4.13. Servicer Expenses. Except as provided in Section 4.3, Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Owner Trustee, Indenture Trustee, independent accountants, taxes imposed on Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.


ARTICLE V.  DISTRIBUTION; RESERVE ACCOUNT; STATEMENTS
             TO CERTIFICATEHOLDERS AND NOTEHOLDERS.

     SECTION 5.1. Establishment of Trust Accounts. (a) Servicer shall cause to be established:

           (i) For the benefit of the Noteholders and the Certificateholders, in the name of Indenture Trustee, an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

           (ii) For the benefit of the Noteholders, in the name of Indenture Trustee, an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

     (b) Funds on deposit in the Collection Account and the Note Distribution Account (collectively the "Trust Accounts") and the Certificate Distribution Account shall be invested by Indenture Trustee with respect to the Trust Accounts and by Owner Trustee with respect to the Certificate Distribution Account (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by Servicer (pursuant to standing instructions or otherwise); provided that it is understood and agreed that neither Indenture Trustee nor Owner Trustee shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by or on behalf of Indenture Trustee or Owner Trustee, as applicable, for the benefit of the Noteholders and the Certificateholders or the Noteholders or the Certificateholders, as applicable; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts or Certificate Distribution Account shall be distributed to Seller and shall not be available to pay the distributions provided for in Section 5.5 and shall not otherwise be subject to any claims or rights of Holders. Other than as permitted by the Rating Agencies, funds on deposit in the Trust Accounts and the Certificate Distribution Account shall be invested in Eligible Investments that will mature (A) not later than the next Deposit Date or
(B) in the case of deposits in the Collection Account on the next Transfer Date if such investment is held in the trust department of the institution with which the applicable Trust Account or the Certificate Distribution Account is then maintained and is invested in a time deposit of the Indenture Trustee. No Eligible Investment shall be sold or otherwise disposed of prior to its scheduled maturity. Funds deposited in a Trust Account or the Certificate Distribution Account on a Deposit Date which immediately precedes a Transfer Date or Distribution Date upon the maturity of any Eligible Investments are not required to be (but are permitted to be) invested overnight.

     (c) Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (excluding investment income thereon) and all such funds, investments and proceeds shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of Indenture Trustee for the benefit of the Noteholders and the Certificateholders; provided, however, the Indenture Trustee shall not be charged with any obligation for the benefit of the Certificateholders except as provided by the terms of this Agreement. If, at any time, any of the Trust Accounts or the Certificate Distribution Account ceases to be an Eligible Deposit Account, Indenture Trustee (or Servicer on its behalf) or Owner Trustee, as applicable, shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account or Certificate Distribution Account, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account or new Certificate Distribution Account, as applicable. In connection with the foregoing, Servicer agrees that, in the event that any of the Trust Accounts are not accounts with Indenture Trustee, Servicer shall notify Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

     (d) With respect to the Trust Account Property and the Certificate Distribution Account, each of Indenture Trustee and Owner Trustee agrees, by its respective acceptance hereof, that

           (i) any Trust Account Property or any property in the Certificate Distribution Account that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of Indenture Trustee with respect to the Trust Accounts and the Owner Trustee with respect to the Certificate Distribution Account, and Indenture Trustee or Owner Trustee, as applicable, shall have sole signature authority with respect thereto;

           (ii) any Trust Account Property or Certificate Account Property that constitutes Physical Property shall be delivered to Indenture Trustee or Owner Trustee, respectively, in accordance with paragraph
     (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture Trustee or Owner Trustee, as applicable, or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for Indenture Trustee or Owner Trustee, as applicable;

           (iii) any Trust Account Property or Certificate Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by Indenture Trustee or Owner Trustee, as applicable, pending maturity or disposition, through continued book-entry registration of such Trust Account Property or Certificate Account Property as described in such paragraph; and

           (iv) any Trust Account Property or Certificate Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (iii) above shall be delivered to Indenture Trustee or Owner Trustee, as applicable, in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by Indenture Trustee or Owner Trustee, as applicable, pending maturity or disposition, through continued registration of Indenture Trustee's (or its nominee's) or Owner Trustee's (or its nominee's) ownership of such security.

Effective upon Delivery of any Trust Account Property or Certificate Account Property, Indenture Trustee, or Owner Trustee, as applicable, shall be deemed to have represented that it has purchased such Trust Account Property or Certificate Account Property, as applicable, for value, in good faith and without notice of any adverse claim thereto.

     (e) Servicer shall have the power, revocable by Indenture Trustee or by Owner Trustee with the consent of Indenture Trustee, to instruct Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting Servicer or Owner Trustee to carry out its respective duties hereunder or permitting Indenture Trustee to carry out its duties under the Indenture.

     SECTION 5.2. Collections. (a) Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than any late fees, prepayment charges and certain nonsufficient funds charges and other administrative fees or similar charges that may be retained by Servicer as part of its servicing compensation in accordance with Section 4.8), and all Liquidation Proceeds. Notwithstanding the foregoing, if Norwest Bank is the Servicer and (i) shall have the Required Rating or (ii) Indenture Trustee otherwise shall have received written notice from each of the Rating Agencies that the then outstanding rating on the Notes or the Certificates would not be lowered or withdrawn as a result, Servicer may deposit all amounts referred to above for any Collection Period into the Collection Account not later than the close of business on the Deposit Date with respect to such Collection Period; provided that (i) if a Servicer Termination Event has occurred and is continuing, (ii) Servicer has been terminated as such pursuant to Section 8.1 or (iii) Servicer ceases to have the Required Rating, Servicer shall deposit such amounts (including any amounts then being held by Servicer) into the Collection Account as provided above. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than Servicer, Seller or any Seller Affiliate.

     (b) With respect to each Receivable (other than a Purchased
Receivable), collections and payments by or on behalf of the Obligor for each Collection Period shall be applied to interest and principal in accordance with the Simple Interest Method, as applied by Servicer. Any excess shall be applied to prepay the Receivable.

     SECTION 5.3. Advances. (a) On or prior to each Deposit Date, Servicer shall advance any Interest Shortfall with respect to the related Transfer Date by depositing the amount of such Interest Shortfall into the Collection Account. Servicer shall be obligated to make such an Advance except to the extent that Servicer shall reasonably determine that the Advance is unlikely to be recoverable pursuant to subsection (b).

     (b) On each Transfer Date, prior to making any of the distributions set forth in Section 5.5, Servicer shall be reimbursed for all Outstanding Advances with respect to prior Transfer Dates, to the extent of the Interest Collections for such Transfer Date and, to the extent such Interest Collections are insufficient, to the extent of the funds in the Reserve Account (other than the Certificate Interest Reserve Amount). If it is acceptable to each Rating Agency without a reduction in the rating of the Certificates, the Outstanding Advances at the option of Servicer may be paid at or as soon as possible after the beginning of the related Collection Period out of the first collections of interest received on the Receivables for such Collection Period.

     (c) On each Transfer Date, prior to the making of any of the distributions set forth in Section 5.5, Servicer shall be reimbursed for all Force Placed Insurance Advances not previously reimbursed to the extent of Collections allocable to principal in accordance with the Servicer's customary practices. If it is acceptable to each Rating Agency without a reduction in the rating of the Notes or Certificates, all Forced Placed Insurance Advances at the option of Servicer may be paid at or as soon as possible after the beginning of the related Collection Period out of the first collections of principal received on the Receivables for such Collection Period.

     SECTION 5.4. Additional Deposits. Servicer and Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables and Seller or Servicer shall deposit therein all amounts to be paid under Section 9.1. All such deposits shall be made not later than the Deposit Date following the end of the related Collection Period.

     SECTION 5.5. Distributions. (a) On each Determination Date, Servicer shall calculate all amounts required to determine the amounts to be deposited on the related Transfer Date from the Reserve Account into the Collection Account and from the Collection Account into the Note
Distribution Account and the Certificate Distribution Account.

     (b) On or before each Transfer Date, Servicer shall instruct Indenture Trustee in writing (based on the information contained in the Servicer's Report delivered on the related Determination Date pursuant to
Section 4.9) to withdraw from the Reserve Account and deposit in the Collection Account and Indenture Trustee shall so withdraw and deposit the Reserve Account Transfer Amount for such Transfer Date.

     (c) Subject to the last paragraph of this Section 5.5(c), on each Transfer Date, after making the reimbursements to Servicer of Outstanding Advances and Force Placed Insurance Advances pursuant to Section 5.3, Indenture Trustee shall (based on the information contained in Servicer's Report delivered on the related Determination Date pursuant to Section 4.9) make the following deposits and distributions from the Collection Account for deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

           (i) to Servicer, from the Total Distribution Amount, the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods;

           (ii)  to the Note Distribution Account, from the Total
     Distribution Amount remaining after the application of clause (i), the Noteholders' Interest Distributable Amount;

           (iii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i) and clause (ii), the Noteholders' Principal Distributable Amount;

           (iv)  to Owner Trustee for deposit in the Certificate
     Distribution Account, from the Total Distribution Amount remaining after the application of clause (i) through clause (iii), the Certificateholders' Interest Distributable Amount;

           (v)  to Owner Trustee for deposit in the Certificate
     Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Certificateholders' Principal Distributable Amount;

           (vi) to the Reserve Account until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance; and

           (vii)  to Seller, any amounts remaining.

     If funds applied in accordance with the preceding sentence are (based upon the information contained in the Servicer's Report delivered on the related Determination Date) insufficient to distribute the Certificateholders' Interest Distributable Amount in full for such Transfer Date, the Indenture Trustee shall (based upon the information provided in the Servicer's Report), to the extent of the Certificate Interest Reserve Amount, withdraw the Certificate Interest Shortfall Amount from the Reserve Account and transfer such amount to Owner Trustee for deposit in the Certificate Distribution Account. Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Total Distribution Amount remaining after the application of clauses (i) and (ii) above will be deposited in the Note Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and the Certificateholders will not receive any distributions until the principal amount and accrued interest on the Notes have been paid in full. In the event that the Collection Account is maintained with an institution other than Indenture Trustee, Indenture Trustee shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 5.5(c) on the related Deposit Date.

     (d) Indenture Trustee shall continue to perform its duties under this Agreement after the Outstanding Amount of the Notes has been reduced to zero and the Indenture has been discharged in accordance with its terms. The protections, immunities and standard of care afforded the Indenture Trustee under the Indenture shall apply to the performance of its duties hereunder.

     SECTION 5.6. Statements to Certificateholders and Noteholders. On each Determination Date, Servicer shall provide to Indenture Trustee (with a copy to each Rating Agency) with written instructions for Indenture Trustee to forward to each Noteholder of record, to each Paying Agent, if any, and to Owner Trustee for Owner Trustee to forward to each Certificateholder of record, a statement substantially in the form of Exhibit A, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

           (a) the amount of such distribution allocable to principal of each class of Notes and to the Certificate Balance of the Certificates;

           (b) the amount of such distribution allocable to interest on or with respect to each class of Notes and to the Certificates;

           (c) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

           (d) the aggregate outstanding principal balance of each class of the Notes, the Note Pool Factor for each such class, the Certificate Balance and the Certificate Pool Factor after giving effect to payments allocated to principal reported under clause (a) above;

           (e) the amount of the Servicing Fee paid to Servicer with respect to the related Collection Period and with respect to previously accrued and unpaid Servicing Fees;

           (f) the amount of the aggregate Charged Off Balance, if any, for such Collection Period;

           (g) the Reserve Account Transfer Amount, if any, for such Distribution Date, Average Net Loss Ratio and the Average Delinquency Ratio, the Specified Reserve Account Balance for such Transfer Date, the amount distributed to Seller from the Reserve Account on such Transfer Date, and the balance of the Reserve Account (if any) and the Certificate Interest Reserve Amount (if any), in each case, on such Transfer Date, after giving effect to changes therein on such Transfer Date;

           (h) the Noteholders' Interest Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, and the Certificateholders' Principal Carryover Shortfall and the change in such amounts from the statement delivered with respect to the preceding Collection Period;

           (i) the amount of Advances made with respect to the related Collection Period and the amount of the Outstanding Advances; and

           (j) the aggregate Purchase Amount paid by Seller or Servicer with respect to the related Collection Period.

Each amount set forth pursuant to paragraph (a), (b), (e) or (h) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or class thereof) or the initial Certificate Balance, as applicable.

     SECTION 5.7. Net Deposits. As an administrative convenience, unless Servicer is required to remit collections within two Business Days of receipt thereof, Servicer will be permitted to make the deposit of Collections and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to Servicer with respect to the Collection Period. Servicer, however, will account to Owner Trustee, Indenture Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

     SECTION 5.8. Reserve Account. (a) Seller shall establish and maintain in the name of the Indenture Trustee, as agent for the Issuer, the Noteholders and Certificateholders an Eligible Deposit Account (the "Reserve Account"). The Reserve Account and any amounts therein shall not be property of Issuer, but shall be pledged to the Indenture Trustee and held for the benefit of the Noteholders and Certificateholders. The Reserve Account shall be initially established and maintained with The Chase Manhattan Bank (the "Securities Intermediary"). On the Closing Date, Seller shall deposit or cause to be deposited in the Reserve Account an amount equal to the Reserve Account Deposit.

     (b) In order to provide for the prompt payment to the Holders and to assure availability of the amounts maintained in the Reserve Account:

           (i) Seller, on behalf of itself and its successors and assigns, and solely for the purpose of providing for payment of the distributions provided for in Section 5.5, hereby grants a security interest in and pledges to Indenture Trustee and its successors and assigns, as agent for the benefit of the Issuer, the Noteholders and the Certificateholders, all of its right, title and interest in and to the Reserve Account, subject, however, to the limitations set forth in this Agreement, and all proceeds of the foregoing, including all securities, investments, general intangibles, financial assets and investment property from time to time credited to and any security entitlement to the Reserve Account; and

           (ii) Seller hereby grants a security interest and pledges to Indenture Trustee and its successors and assigns as agent for the benefit of the Issuer, the Noteholders and the Certificateholders, the Reserve Account Deposit and all proceeds thereof, and solely for the purpose of providing for payment of the distributions provided for in
     Section 5.5, (all of the foregoing, subject to the limitations set forth in this Section, the "Reserve Account Property"),

to have and to hold all the aforesaid property, rights and privileges unto Indenture Trustee, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section. Indenture Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Account Property in accordance with the terms and provisions of this Section.

     (c) Indenture Trustee shall, at the written direction of Seller, direct the Securities Intermediary to invest funds on deposit in the Reserve Account in Eligible Investments selected by Seller and confirmed in writing by Seller to Indenture Trustee; provided that it is understood and agreed that Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. Funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature so that all such funds will be available at the close of business on each Deposit Date; provided that to the extent permitted by the Rating Agencies following written request by Servicer, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date. Funds deposited in the Reserve Account on a Deposit Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight. Seller will treat the funds, Eligible Investments and other assets in the Reserve Account as its own for Federal, state and local income tax and franchise tax purposes and will report on its tax returns all income, gain and loss from the Reserve Account.

     (d) The Securities Intermediary hereby expressly agrees with the Indenture Trustee that: (i) all matters relating to the Reserve Account shall be governed by the laws of the State of Minnesota; (ii) all Eligible Investments held by the Securities Intermediary on behalf of the Indenture Trustee in the Reserve Account shall be treated as "financial assets" (as defined in Article 8 of the Minnesota Uniform Commercial Code; (iii) the Securities Intermediary will treat the Indenture Trustee as entitled to exercise the rights comprising the financial assets credited to the Reserve Account; (iv) the financial assets credited to the Reserve Account shall not be registered in the name of, payable to the order of, or specially indorsed to the Indenture Trustee; and (v) the Securities Intermediary will not agree to comply with entitlement orders originated by any person with respect to the financial assets held in the Reserve Account other than the Indenture Trustee.

     (e) On each Transfer Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to Servicer, the Note Distribution Account and the Certificate Distribution Account have been made will be deposited into the Reserve Account until the amount of the Reserve Account is equal to the Specified Reserve Account Balance.

     (f) The Reserve Account shall be under the sole custody and control of Indenture Trustee. If, at any time, the Reserve Account ceases to be an Eligible Deposit Account, Indenture Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account as an Eligible Deposit Account and shall transfer any cash and/or any investments that are in the existing Account which is no longer an Eligible Deposit Account to such new Reserve Account.

     (g) Amounts on deposit in the Reserve Account will be released to Seller on each Transfer Date to the extent that the amount credited to the Reserve Account would exceed the Specified Reserve Account Balance. Upon any distribution to Seller of amounts from the Reserve Account, the Holders will not have any rights in, or claims to, such amounts. Amounts distributed to Seller from the Reserve Account in accordance with this Section shall not be available under any circumstances to Issuer, Owner Trustee, Indenture Trustee or the Holders and Seller shall in no event thereafter be required to refund any such distributed amounts.

     (h) With respect to the Reserve Account Property, Seller, Indenture Trustee and Owner Trustee agree that the Reserve Account Deposit and all other funds and Reserve Account Property shall be delivered to Indenture Trustee for credit to the Reserve Account. In addition:

           (i) any Reserve Account Property that constitutes Physical Property shall be delivered to Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for Indenture Trustee or Owner Trustee, as applicable;

           (ii) any Reserve Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued book-entry registration of such Reserve Account Property as described in such paragraph; and

           (iii) any Reserve Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (ii) above shall be delivered to Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued registration of Indenture Trustee's (or its nominee's) ownership of such security.

Effective upon the crediting of any Reserve Account Property to the Reserve Account, Indenture Trustee shall be deemed to have represented that it has purchased such Reserve Account Property for value, in good faith and without notice of any adverse claim thereto.

     (i) Seller (and any successor to Seller in accordance with Section 6.4) and Servicer agree to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to Seller delivered to Owner Trustee and Indenture Trustee in order to perfect the interests created by this Section 5.8 and otherwise fully to effectuate the purposes, terms and conditions of this
Section 5.8. Seller (and any successor to Seller in accordance with Section 6.4) and Servicer shall:

           (1) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of Indenture Trustee's security interest; and

           (2) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in their respective names or any trade names, (2) any change in the location of their respective chief executive offices or principal places of business and (3) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify Owner Trustee and Indenture Trustee of any such filings.

     (j) Investment earnings attributable to the Reserve Account Property and proceeds therefrom shall be held by Indenture Trustee for the benefit of Seller. Investment earnings attributable to the Reserve Account Property shall not be available to pay the distributions provided for in
Section 5.5 and shall not otherwise be subject to any claims or rights of the Holders or Servicer. Indenture Trustee shall cause all investment earnings attributable to the Reserve Account to be distributed on each Distribution Date to Seller.

     (k) Seller may at any time, without consent of Holders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Account provided that (i) the Rating Agencies confirm in writing that such action will not result in a reduction or withdrawal of the rating of any class of Notes or Certificates, (ii) Seller provides to Owner Trustee and Indenture Trustee an Opinion of Counsel from independent counsel that such action will not cause Issuer to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and (iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by Seller.


ARTICLE VI.  SELLER.

     SECTION 6.1. Representations of Seller. Seller makes the following representations on which Issuer is deemed to have relied in acquiring the Receivables and the other properties and rights included in the Owner Trust Estate. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

           (a) Organization and Good Standing. Seller has been duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other properties and rights included in the Owner Trust Estate assigned to Issuer pursuant to Article II.

           (b) Power and Authority. Seller has the power, authority and legal right to execute and deliver this Agreement and the Basic Documents and to carry out their respective terms and to sell and assign the property to be sold and assigned to and deposited with Issuer as the Owner Trust Estate; and the execution, delivery and performance of this Agreement and the Basic Documents have been duly authorized by Seller by all necessary corporate action.

           (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the Basic Documents or the consummation of the transactions contemplated hereby or thereby, other than (i) as may be required under the blue sky or securities laws of any State or the Securities Act of 1933, as amended, and (ii) the filing of UCC financing statements.

           (d) Valid Sale; Binding Obligation. Seller intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Owner Trust Estate conveyed by Seller to Issuer hereunder, enforceable against creditors of and purchasers from Seller; and each of this Agreement and each of the Basic Documents constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

           (e) No Violation. The execution, delivery and performance by Seller of this Agreement and the Basic Documents and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the certificate of incorporation or bylaws of Seller, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Seller is a party or by which Seller is bound, or (iii) any law, order, rule or regulation applicable to Seller of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Seller.

           (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Seller, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties: (i) asserting the invalidity of this Agreement, any other Basic Document, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement, any other Basic Document, the Notes or the Certificates, to the extent applicable, or (iv) that may materially and adversely affect the federal or state income, excise franchise or similar tax attributes of the Certificates.

           (g)  Chief Executive Office.  The chief executive office of
     Seller is
located 100 West Commons Boulevard, Suite 212, New Castle, Delaware  19720.

     SECTION 6.2. Continued Existence. During the term of this Agreement, subject to Section 6.4, Seller will keep in full force and effect its existence, rights and franchises as a corporation organized under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

     SECTION 6.3. Liability of Seller; Indemnities. Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Seller under this Agreement.

           (a) Subject to Section 10.3, Seller shall indemnify, defend and hold harmless Issuer, Owner Trustee and Indenture Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to, and on the date of, the sale of the Receivables to Issuer or the issuance and original sale of the Notes and Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same.

           (b) Subject to Section 10.3, Seller shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, the Certificateholders and the Noteholders and the officers, directors, employees and agents of Issuer, Owner Trustee and Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through or as a result of (i) Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, (ii) Seller's or Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates or in connection with any application relating to the Notes or Certificates under any state securities laws and (iii) the failure of any Receivable conveyed by it to the Trust hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

           (c) Subject to Section 10.3, Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless Owner Trustee, Indenture Trustee and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement in the case of Owner Trustee, and herein and in the Indenture, in the case of Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of Owner Trustee, or in the case of Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of Indenture Trustee; (ii) in the case of Owner Trustee, shall arise from the breach by Owner Trustee of any of its representations or warranties set forth in
     Section 7.3 of the Trust Agreement; or (iii) in the case of Indenture Trustee, shall arise from the breach by Indenture Trustee of any of its representations and warranties set forth in the Indenture. Such liability shall survive the termination of Issuer, the discharge of the Notes and Certificates and removal or resignation of such Trustee.

           (d) Subject to Section 10.3, Seller shall pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Owner Trust Estate.

Indemnification under this Section shall survive the resignation or removal of Owner Trustee or Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Seller, without interest.

     SECTION 6.4. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which Seller shall be a party or (c) which may succeed to the properties and assets of Seller substantially as a whole, shall be the successor to Seller without the execution or filing of any document or any further act by any of the parties to this Agreement; provided that Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller if other than Norwest Auto Receivables Corporation, executes an agreement of assumption to perform every obligation of Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 or 6.1 shall have been breached,
(iii) Seller shall have delivered to Owner Trustee and Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller shall have a consolidated net worth at least equal to that of the predecessor Seller, (v) such transaction will not result in a material adverse federal or state tax consequence to Issuer, the Noteholders or the Certificateholders and (vi) unless Norwest Auto Receivables Corporation is the surviving entity, Seller shall have delivered to Owner Trustee and Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

     SECTION 6.5. Limitation on Liability of Seller and Others. Seller and any director or officer or employee or agent of Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document (provided that such reliance shall not limit in any way Seller's obligations under Section 3.2). Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 6.6. Seller May Own Certificates or Notes. Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to Seller or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.


ARTICLE VII.  SERVICER.

     SECTION 7.1. Representations of Servicer. Servicer makes the following representations on which Issuer is deemed to have relied in acquiring the Receivables and the other properties and rights included in the Owner Trust Estate. The representations speak as of the execution and delivery of the Agreement and shall survive the sale of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

           (a) Organization and Good Standing. Servicer has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and shall have, the power, authority and legal right to service the Receivables and the other properties and rights included in the Owner Trust Estate.

           (b) Due Qualification. Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

           (c) Power and Authority. Servicer has the power, authority and legal right to execute and deliver this Agreement and the Basic Documents and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Basic Documents has been duly authorized by Servicer by all necessary corporate action.

           (d) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement, the Basic Documents or the consummation of the transactions contemplated hereby or thereby.

           (e) Binding Obligation. Each of this Agreement and the Basic Documents constitutes a legal, valid and binding obligation of Servicer, enforceable against Servicer in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

           (f) No Violation. The execution, delivery and performance by Servicer of this Agreement and the Basic Documents and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or disposition of any Lien upon any of its material properties pursuant to the terms of, (i) the articles of association or bylaws of Servicer, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Servicer is a party or by which Servicer is bound, or (iii) any law, order, rule or regulation applicable to Servicer of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Servicer.

           (g) No Proceedings. There are no proceedings or investigations pending, or, to Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or tribunal or other governmental instrumentality having jurisdiction over Servicer or its properties: (i) asserting the invalidity of this Agreement, any other Basic Document, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Servicer of its obligations under, or the validity or enforceability of, this Agreement, any other Basic Document, the Notes or the Certificates, to the extent applicable, or (iv) that may materially and adversely affect the federal or state income, excise, franchise or similar tax attributes of the Certificates.

           (h) Licenses. Servicer has obtained all licenses, permits and approvals in each jurisdiction as necessary to perform its obligations under the Basic Documents.

     SECTION 7.2. Indemnities of Servicer. (a) Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Servicer under this Agreement.

     (b) Subject to Section 10.3, Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of Issuer, Owner Trustee or Indenture Trustee from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of, or imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of Servicer in the performance of its obligations and duties under this Agreement or in the performance of the obligations and duties of any subservicer under any subservicing agreement, where the final determination that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, any such gross negligence, willful misfeasance, or bad faith on the part of Servicer or any subservicer, is established by a court of law, by an arbitrator or by way of settlement agreed to by Servicer. Notwithstanding the foregoing, if Servicer is rendered unable, in whole or in part, by virtue of an act of God, act of war, fires, earthquake or other natural disasters, to satisfy its obligations under this Agreement, Servicer shall not be deemed to have breached any such obligation upon the sending of written notice of such event to the other parties hereto, for so long as Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

     (c) Subject to Section 10.3,Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, and Indenture Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement or in the other Basic Documents, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes, or any taxes of any kind which may be asserted against the Issuer, and costs and expenses in defending against the same.

     (d) Subject to Section 10.3, Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, Certificateholders and the Noteholders or any of the officers, directors, employees and agents of Issuer, Owner Trustee or Indenture Trustee from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of or imposed upon any such Person as a result of any compensation payable to any subcustodian or subservicer (including any fees payable in connection with the release of any Receivable File from the custody of such subservicer or in connection with the termination of the servicing activities of such subservicer with respect to any Receivable) whether pursuant to the terms of any subservicing agreement or otherwise.

     (e) Subject to Section 10.3, Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, the Certificateholders and the Noteholders or any of the directors, officers, employees and agents of Issuer, Owner Trustee, and Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising out of or resulting from (i) the making of a Force Placed Insurance Advance or force placing any insurance policy or (ii) the use, ownership, or operation by Servicer or any Affiliate thereof of any Financed Vehicle.

Indemnification under this Section shall survive the resignation or removal of Owner Trustee or Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Servicer, without interest.

     SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which Servicer shall be a party, (c) which may succeed to the properties and assets of Servicer, substantially as a whole, or (d) 50% of the voting stock of which is owned directly or indirectly by Norwest Corporation, shall be the successor to Servicer without the execution or filing of any document or any further act by any of the parties to this Agreement; provided that Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer if other than Norwest Bank, executes an agreement of assumption to perform every obligation of Servicer under this Agreement,
(ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.1 shall have been breached and no Servicer Termination Event, and no event that, after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing, (iii) Servicer shall have delivered to Owner Trustee and Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Servicer shall have a consolidated net worth at least equal to that of the predecessor Servicer, and (v) such transaction will not result in a material adverse Federal or state tax consequence to Issuer, the Noteholders or the Certificateholders.

     SECTION 7.4. Limitation on Liability of Servicer and Others. Neither Servicer nor any of its directors, officers, employees or agents shall be under any liability to Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action by Servicer or any subservicer pursuant to this Agreement or for errors in judgment; provided that this provision shall not protect Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties under this Agreement. Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided that Servicer, may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable in respect of the Basic Documents to protect the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

     SECTION 7.5. Norwest Bank Not To Resign as Servicer. Subject to the provisions of Section 7.3, Norwest Bank hereby agrees not to resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties hereunder shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities. Notice of any such determination permitting the resignation of Norwest Bank, as Servicer shall be communicated to Owner Trustee and Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to Owner Trustee and Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the earlier of Indenture Trustee or a Successor Servicer having assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 8.2 or the date upon which any regulatory authority requires such resignation.

     SECTION 7.6. Existence. Subject to the provisions of Section 7.3, during the term of this Agreement, Norwest Bank, will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the jurisdiction of its organization.

     SECTION 7.7. Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to Servicer or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.


ARTICLE VIII.  DEFAULT.

     SECTION 8.1. Servicer Termination Event. If any one of the following events (a "Servicer Termination Event") shall occur and be continuing:

           (a) any failure by the Servicer to deliver to Indenture Trustee and Owner Trustee the Servicer's Report in accordance with Section 4.9, or any failure by Servicer or Seller to deliver to Indenture Trustee or Owner Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct Indenture Trustee or Owner Trustee to make any required distributions therefrom that shall continue unremedied for a period of five Business Days after written notice of such failure is received by Servicer from Owner Trustee or Indenture Trustee or after discovery of such failure by an Authorized Officer of Servicer; or

           (b) failure on the part of Servicer or Seller duly to observe or to perform in any material respect any other covenants or agreements of Servicer or Seller, as applicable, set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of either the Certificateholders or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to Servicer by Owner Trustee or Indenture Trustee or (B) to Servicer and to Owner Trustee and Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or Holders of Certificates evidencing not less than 25% of the outstanding Certificate Balance, as applicable (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and Servicer delivers an Officers' Certificate to Owner Trustee and Indenture Trustee to such effect and to the effect that Servicer or Seller, as applicable, has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

           (c) an Insolvency Event occurs with respect to Servicer, Seller, any Seller Affiliate or any of their respective successors;

then, and in each and every case, so long as any Servicer Termination Event shall not have been remedied, either Indenture Trustee, or the Holders of Notes evidencing greater than 50% of the Outstanding Amount of the Notes (or, if no Notes are then Outstanding, either the Owner Trustee or the Holders of Certificates evidencing greater than 50% of the Certificate Balance), by notice then given in writing to Servicer (and to Owner Trustee or Indenture Trustee, as applicable, if given by the Holders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.2) of Servicer under this Agreement. On or after the receipt by Servicer of such written notice, all authority and power of Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in Indenture Trustee or such successor Servicer as may be appointed under Section 8.2; and, without limitation, Indenture Trustee and Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, Indenture Trustee and Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable. Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Termination Event, Indenture Trustee shall give notice thereof to the Rating Agencies.

     SECTION 8.2. Appointment of Successor. (a) Upon Servicer's receipt of notice of termination, pursuant to Section 8.1 in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (i) the date 45 days from the delivery to Owner Trustee and Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of Servicer's termination hereunder, Issuer shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by an appropriate instrument of assumption. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, Indenture Trustee without further action shall automatically be appointed the successor Servicer and Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, Indenture Trustee shall, if it shall be unwilling or unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to Servicer under this Agreement; provided, that the appointment of any such successor Servicer will not result in the withdrawal or reduction of the outstanding rating assigned to the Certificates or Notes by any Rating Agency.

     (b) Upon appointment, the successor Servicer (including Indenture Trustee acting as successor servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. No successor Servicer shall be liable for any acts or omissions of any predecessor Servicer.

     (c) Norwest Bank Minnesota, N.A. may not resign as Servicer unless it is prohibited from serving as such by law or by requirement of any regulatory authority.

     (d) A transfer of servicing hereunder shall not affect the rights and duties of the parties hereunder (including the obligations and indemnities of Seller pursuant to Sections 3.3, 4.3, 6.1 and 6.3 or, with respect to obligations and indemnities arising prior to, or concurrently with, a transfer of servicing hereunder, the outgoing Servicer pursuant to Section 4.8, 7.1 or 7.2) other than those relating to the management, administration, servicing, custody or collection of the Receivables and the other rights and properties included in the Owner Trust Estate. The successor Servicer shall, upon its appointment pursuant to Section 8.2 and as part of its duties and responsibilities under this Agreement, promptly take all action it deems necessary or appropriate so that the outgoing Servicer (in whatever capacity) is paid or reimbursed all amounts it is entitled to receive under this Agreement on each Transfer Date subsequent to the date on which it is terminated as Servicer hereunder. Without limiting the generality of the foregoing, the outgoing Servicer will be entitled to receive all accrued and unpaid Servicing Fees through and including, and to be reimbursed for all Outstanding Advances as of, the effective date of the termination of the outgoing Servicer.

     SECTION 8.3. Payment of Servicing Fee. If Servicer shall be replaced, the predecessor Servicer shall be entitled to receive any accrued and unpaid Servicing Fees through the date of the successor Servicer's acceptance hereunder in accordance with Section 4.8.

     SECTION 8.4. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, Servicer pursuant to this Article VIII, Owner Trustee shall give prompt written notice thereof to Certificateholders and Indenture Trustee shall give prompt written notice thereof to Noteholders subject to the Rating Agency Condition.

     SECTION 8.5. Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the Holders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, as applicable, in the case of any default which does not adversely affect Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


ARTICLE IX.  TERMINATION.

     SECTION 9.1. Optional Purchase of All Receivables. (a) On the last day of any Collection Period as of which the then outstanding Pool Balance is 5% or less of the Initial Pool Balance, Seller and Servicer shall each have the option to purchase the Owner Trust Estate, other than the Trust Accounts, the Certificate Distribution Account and any funds or investments therein. To exercise such option, Seller or Servicer, as applicable, shall deposit pursuant to Section 5.4 in the Collection Account an amount which, when added to the amounts on deposit in the Collection Account for such Transfer Date, equals the sum of (a) the unpaid principal amount of the then outstanding Class A-4 Notes, plus accrued and unpaid interest thereon, plus (b) the Certificate Balance plus accrued and unpaid interest thereon. The Class A-4 Notes and the Certificates will be redeemed concurrently therewith.

     (b) Upon any sale of the assets of Issuer pursuant to Section 9.2 of the Trust Agreement, Servicer shall instruct Indenture Trustee in writing to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made or provided for (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), Servicer shall instruct Indenture Trustee in writing to make, and Indenture Trustee shall make, the following deposits and distributions (after the application on such Distribution Date of the Total Distribution Amount pursuant to Section 5.5) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein):

           (i) to the Note Distribution Account, any portion of the Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Distribution Date;

           (ii) to the Note Distribution Account, the outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the deposits made in the Note Distribution Account on such Distribution Date);

           (iii) to Owner Trustee for deposit in the Certificate
     Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Distribution Date; and

           (iv) to Owner Trustee for deposit in the Certificate
     Distribution Account, the Certificate Balance and any
     Certificateholders' Principal Carryover Shortfall (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Distribution Date).

Any Insolvency Proceeds remaining after the deposits described above and payment of any amounts then due and payable to the Indenture Trustee and the Owner Trustee shall be paid to Seller.

     (c) Notice of any termination of Issuer shall be given by Servicer to Owner Trustee, Indenture Trustee and the Rating Agencies as soon as practicable after Servicer has received notice thereof.

     (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and Owner Trustee will succeed to the rights of, and assume the obligations of, Indenture Trustee pursuant to this Agreement.


ARTICLE X.  MISCELLANEOUS PROVISIONS.

     SECTION 10.1. Amendment. (a) This Agreement may be amended by Seller, Servicer and Owner Trustee, with the consent of Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders:

     (i) to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not, as evidenced by an Opinion of Counsel delivered to Owner Trustee and Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder;

     (ii) to enable all or a portion of Issuer to qualify as a partnership for federal income tax purposes under applicable regulations on the classification of entities as partnerships or corporations under the Code adopted as final regulations, and to the extent such regulations eliminate or modify the need therefor, to modify or eliminate such provisions relating to the intended availability of partnership treatment of Issuer for federal income tax purposes; it being a condition to any such amendment that each Rating Agency shall have notified the Seller, the Servicer and the Owner Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Notes or Certificates with respect to which it is a Rating Agency;

     (iii) (A) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of Issuer to qualify as, and to permit an election to be made to cause all or a portion of Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of the "Small Business Job Protection Act of 1996," or to enable all or a portion of the Trust to qualify and an election to be made for similar treatment under such comparable subsequent federal income tax provisions as may ultimately be enacted into law, and
(B) in connection with any such election, to modify or eliminate existing provisions set forth in this Agreement relating to the intended federal income tax treatment of the Notes or Certificates and Issuer in the absence of the election; it being a condition to any such amendment that each Rating Agency shall have notified the Seller, the Servicer and the Owner Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Notes or Certificates with respect to which it is a Rating Agency; and

      (iv) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Issuer of all or any portion of the Receivables to be derecognized under GAAP by Seller to Issuer, (b) Issuer to avoid becoming a member of Seller's consolidated group under GAAP or (c) the Seller, any Seller Affiliate or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that each Rating Agency shall have notified the Seller, the Servicer and the Owner Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Notes or Certificates with respect to which it is a Rating Agency.

     (b) This Agreement may also be amended from time to time by Seller, Servicer and Owner Trustee, with the consent of Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders of all the outstanding Certificates of each class affected thereby.

     (c) Prior to the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, Servicer shall furnish written notification the substance of such amendment or consent to each Certificateholder and Indenture Trustee.

     (d) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     (e) Prior to the execution of any amendment to this Agreement, Owner Trustee and Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 10.2(i)(1) has been delivered. Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Owner Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 10.2. Protection of Title to Trust Property. (a) Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Issuer and the interests of Indenture Trustee in the Receivables and the proceeds thereof. Seller shall deliver (or cause to be delivered) to Owner Trustee and Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither Seller nor Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with
paragraph (a) above seriously misleading within the meaning of   9-402(7)
of the UCC, unless it shall have given Owner Trustee and Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

       (c) Each of Seller and Servicer shall have an obligation to give Owner Trustee and Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Issuer and Indenture Trustee in such Receivable and that such Receivable is owned by Issuer and has been pledged to Indenture Trustee pursuant to the Indenture. Indication of Issuer's and Indenture Trustee's interest in a Receivable shall be deleted from or modified on Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by Seller or purchased by Servicer.

     (f) If at any time Seller or Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by Issuer and has been pledged to Indenture Trustee.

     (g) Servicer shall permit Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from Servicer's records regarding any Receivable.

     (h) Upon request at any time Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement or any of the Basic Documents, Servicer shall furnish to Owner Trustee or to Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of Servicer's Reports furnished before such request indicating removal of Receivables from Issuer.

     (i)  Servicer shall deliver to Owner Trustee and Indenture Trustee:

           (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Owner Trustee and Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

           (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Owner Trustee and Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) Seller shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to
Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

     SECTION 10.3. Litigation and Indemnities. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Sections 6.3 or 7.2, such Person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. The Indemnifying Person shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     SECTION 10.4. Notices. All demands, notices and communications upon or to Seller, Servicer, Owner Trustee, Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of Seller, to Norwest Auto Receivables Corporation, Norwest Center, Sixth and Marquette, Minneapolis, Minnesota, 55479-1026, Attention:
Corporate Secretary, (b) in the case of Servicer, to Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota, 55479-0070, Attention: Manager, Corporate Trust Services Asset-Backed Securities Division, (c) in the case of Issuer or Owner Trustee, at the Corporate Trust Office, (d) in the case of Indenture Trustee, at the Corporate Trust Office, (e) in the case of Moody's, to Moody's Investors Service, Inc., to 99 Church Street, New York, New York 10004, Attention of Asset Backed Securities Group, and (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department.

     SECTION 10.5. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 3.4, 4.1, 6.4 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of Servicer, this Agreement may not be assigned by Seller or Servicer without the prior written consent of the Owner Trustee, the Noteholders of Notes evidencing not less than 66 2/3% of Outstanding Amount of the Notes and the Certificateholders evidencing not less than 66 2/3% of the outstanding Certificate Balance.

     SECTION 10.6. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of Seller, Servicer, Issuer, Owner Trustee and for the benefit of the Certificateholders (including Seller), Indenture Trustee and the Noteholders, as third-party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 10.7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not create or render unenforceable such provision in any other jurisdiction.

     SECTION 10.8. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 10.9. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.10. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; EXCEPT THAT THE GRANT OF A SECURITY INTEREST IN THE RESERVE ACCOUNT PROPERTY AND THE PERFECTION, EFFECT OF PERFECTION, AND PRIORITY OF SUCH SECURITY INTEREST SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA.

     SECTION 10.11. Assignment to Indenture Trustee. Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by Issuer to Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of Issuer in, to and under the Receivables and/or the assignment of any or all of Issuer's rights and obligations hereunder to Indenture Trustee.

     SECTION 10.12. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, Servicer and Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to Issuer, acquiesce, petition or otherwise invoke or cause Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Issuer.

     SECTION 10.13. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of Issuer hereunder, Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Chase Manhattan Bank not in its individual capacity but solely as Indenture Trustee and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer.

     SECTION 10.14. Further Assurances. Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by Owner Trustee or Indenture Trustee more fully to effect the purposes of this Agreement including, without imitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

     SECTION 10.15. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                NORWEST AUTO TRUST 1996-A

                By:   WILMINGTON TRUST COMPANY,
                       not in its individual
                       capacity but solely as Owner Trustee



                By:   /s/ Emmett R. Harmon
                     ------------------------------------------
                  Name:  Emmett R. Harmon
                  Title:  Vice President




                NORWEST AUTO RECEIVABLES CORPORATION,
                  Seller,



                By:   /s/ Joseph Ernst
                   -------------------------------------------
                  Name:  Joseph Ernst
                  Title:  Vice President




                NORWEST BANK MINNESOTA, N.A.,
                  Servicer,



                By:    /s/ Marianna C. Stershic
                   -------------------------------------------
                   Name:  Marianna C. Stershic
                   Title:  Corporate Trust Officer



                THE CHASE MANHATTAN BANK, not in its individual
                  capacity but solely as Indenture Trustee



                By:   /s/ James J. Fevola
                   -------------------------------------------
                   Name:  James J. Fevola
                   Title: Second Vice President

Acknowledged and Agreed solely as
to the last sentence of Section 3.3
hereof:


NORWEST CORPORATION, a Delaware
  corporation



By  /s/ John T. Thornton
  --------------------------------------------------------------
    Name:  John T. Thornton
    Title:  Executive Vice President and Chief Financial Officer

                                                  SCHEDULE A


The Receivables sold by each Seller Affiliate to Seller and sold by Seller to Issuer are located at the offices of such Seller Affiliate listed opposite its name below:


                Norwest Bank Illinois, N.A.
                Norwest Bank Indiana, N.A.
                Norwest Bank Iowa, N.A.
                Norwest Bank LaCrosse, N.A.
                Norwest Bank Minnesota North, N.A.
                Norwest Bank Minnesota South, N.A.
                Norwest Bank Minnesota West, N.A.
                Norwest Bank Minnesota, N.A.
                Norwest Bank Nebraska, N.A.
                Norwest Bank North Dakota, N.A.
                Norwest Bank Ohio, N.A.
                Norwest Bank Red Wing, N.A.
                Norwest Bank South Dakota, N.A.
                Norwest Bank Wisconsin, N.A.

                                                  APPENDIX X


                         DEFINITIONS


     "Act" is defined in Section 11.3(a) of the Indenture.

     "Administrative Agent" means Norwest Auto Receivables Corporation.

     "Administrative Agent Agreement" means the Administrative Agent Agreement among the Administrative Agent, the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Administrator" means Wilmington Trust Company and each successor Administrator.

     "Administration Agreement" means the Administration Agreement among Wilmington Trust Company, as Administrator, Norwest Auto Trust 1996-A, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Advances" means, with respect to any Transfer Date, the amount advanced or required to be advanced by Servicer on the related Deposit Date pursuant to Section 5.3 of the Sale and Servicing Agreement.

     "Affiliate" means, with respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any specified Person solely because such other Person has the contractual right or obligation to manage such specified Person or act as servicer with respect to the financial assets of such specified Person unless such other Person controls the specified Person through equity ownership or otherwise.

     "Affiliate Security Agreement" means the agreement dated as of November 13, 1996 between each Seller Affiliate and Issuer under which each such Seller Affiliate grants a security interest in its Receivables and certain other property described therein to Issuer.

     "Aggregate Net Losses" means, for any Collection Period, the aggregate amount allocable to principal of all Receivables newly designated during such Collection Period as Defaulted Receivables minus all Recoveries collected during such Collection Period with respect to all Defaulted Receivables (whether or not newly designated as such).

     "Authenticating Agent" is defined in Section 2.13 of the Indenture.

     "Authorized Officer" means, with respect to Issuer and Servicer, any officer of Owner Trustee or Servicer, as applicable, who is authorized to act for Owner Trustee or Servicer, as applicable, in matters relating to Issuer and who is identified on the list of Authorized Officers delivered by each of Owner Trustee and Servicer to Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Available Interest" means, with respect to any Transfer Date, the excess of (a) the sum of (i) Interest Collections for such Transfer Date and (ii) all Advances made by Servicer with respect to such Transfer Date, over (b) the amount of Outstanding Advances to be reimbursed on or with respect to such Transfer Date.

     "Available Principal" for a Transfer Date means the excess of (a) the sum of the following amounts with respect to the preceding Collection
Period: (i) that portion of all Collections received during such Collection Period and allocable to principal in accordance with Servicer's customary servicing procedures (but only including the portion of Liquidation Proceeds allocable to principal in accordance with the Servicer's customary practices and received on or prior to the date the related Defaulted Receivable was charged off) and (ii) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by Seller or purchased by Servicer as of the last day of the related Collection Period over (b) all Forced Placed Insurance Advances unreimbursed as of the end of the related Collection Period. "Available Principal" on any Transfer Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been deposited to the Collection Account on a prior Deposit Date.

     "Average Delinquency Ratio" means, as of any Transfer Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

     "Average Net Loss Ratio" means, as of any Transfer Date, the average of the Net Loss Ratios for the preceding three Collection Periods.

     "Bank Regulatory Authorities" means the Federal Reserve Board, the Federal Deposit Insurance Corporation and Office of the Comptroller of Currency.

     "Basic Documents" means the Certificate of Trust, each Purchase Agreement, each Affiliate Security Agreement, the Indenture, the Depository Agreements, the Sale and Servicing Agreement, the Trust Agreement, the Administration Agreement, the Notes, the Certificates and other documents and certificates delivered in connection therewith.

     "Benefit Plan" is defined in Section 11.12 of the Trust Agreement.

     "Book Entry Certificate" means a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

     "Book Entry Note" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

     "Business Day" means a day that is not a Saturday or a Sunday or any day that in the States of New York, Minnesota or Delaware is either a legal holiday or a day on which banking institutions are authorized by law, regulation or executive order to be closed.

     "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware
Code, 12 Del. Code   3801 et seq.

     "Certificate" means a certificate evidencing a fractional undivided beneficial interest in Issuer, substantially in the form of Exhibit A to the Trust Agreement.

     "Certificate Account Property" means the Certificate Distribution Account, all amounts and investments held from time to time therein (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "Certificate Balance" equals, initially, $34,606,052.70 and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

     "Certificate Depository Agreement" means the agreement among the Trust, Owner Trustee, Servicer and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Certificates, substantially in the form attached as Exhibit C to the Trust Agreement, as the same may be amended and supplemented from time to time.

     "Certificate Distribution Account" is defined in Section 5.1 of the Trust Agreement.

     "Certificate Interest Shortfall Amount" means, with respect to any Transfer Date, the amount, if any, by which (i) the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Distributable Amount, the Noteholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount, for such Transfer Date exceeds (ii) the sum of the Available Interest plus the Available Principal plus the Reserve Account Transfer Amount for such Transfer Date.

     "Certificate Interest Reserve Amount" means, with respect to any Transfer Date, the lesser of (a) $545,045.33 less the amount of any application of the Certificate Interest Reserve Amount to pay interest on the Certificates on any prior Distribution Date and (b) 1.575% of the Certificate Balance on such Transfer Date (before giving effect to any reduction thereof on the related Distribution Date); provided, however, that the Certificate Interest Reserve Amount shall be zero for such Transfer Date if, as of such Transfer Date, the rating of any class of Notes by any Rating Agency shall be less than "A-" or its equivalent or shall have been withdrawn.

     "Certificate of Trust" means the Certificate of Trust in the form of Exhibit B to the Trust Agreement to be filed for Issuer pursuant to the Business Trust Statute.

     "Certificate Pool Factor" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the Certificate Balance (after giving effect to distributions made on such date) divided by the initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Cutoff Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

     "Certificate Rate" means 6.300% per annum.

     "Certificate Register" and "Certificate Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

     "Certificateholder" means the Person in whose name a Certificate is registered on the Certificate Register.

     "Certificateholders' Interest Carryover Shortfall" means, for any Transfer Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Transfer Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Transfer Date, over the amount in respect of interest at the Certificate Rate that is actually deposited in the Certificate Distribution Account on such preceding Transfer Date, plus interest on such excess, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Certificate Rate multiplied by the amount of such excess.

     "Certificateholders' Interest Distributable Amount" means, for any Transfer Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Transfer Date and the Certificateholders' Interest Carryover Shortfall for such Transfer Date.

     "Certificateholders' Monthly Interest Distributable Amount" means, for any Transfer Date, an amount equal to one-twelfth (or the actual number of days from and including the Closing Date to but excluding December 15, 1996 divided by 360, for the initial Distribution Date) of the Certificate Rate multiplied by the Certificate Balance as of the close of business on the preceding Distribution Date (or, for the initial Transfer Date, the Closing
Date).

     "Certificateholders' Monthly Principal Distributable Amount" means, for any Transfer Date, the Certificateholders' Percentage of the Principal Distribution Amount or, for any Transfer Date on or after the Distribution Date on which the outstanding principal balance of the Class A-4 Notes is reduced to zero, 100% of the Principal Distribution Amount (less any amount required on the first such Distribution Date to reduce the outstanding principal balance of the Class A-4 Notes to zero, which shall be deposited into the Note Distribution Account).

     "Certificateholders' Percentage" means 100% minus the Noteholders' Percentage.

     "Certificateholders' Principal Carryover Shortfall" means, as of the close of business on any Transfer Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Transfer Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such current Transfer Date.

     "Certificateholders' Principal Distributable Amount" means, for any Transfer Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Transfer Date and the Certificateholders' Principal Carryover Shortfall as of the close of business on the preceding Transfer Date; provided that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Transfer Date that is the Final Scheduled Distribution Date for the Certificates, the Certificateholders Principal Distributable Amount will include, to the extent not included under the preceding sentence, the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

     "Charged Off Balances" means, for any Collection Period, the aggregate Principal Balances as of the end of such Collection Period of all Receivables which became Defaulted Receivables during such Collection Period in accordance with the Servicer's customary practices.

     "Class A-1 Final Payment Date" means December 5, 1997.

     "Class A-1 Interest Rate" means 5.465% per annum.

     "Class A-1 Noteholders' Interest Carryover Shortfall" means, for any Transfer Date, the excess of the Class A-1 Noteholders' Monthly Interest Distributable Amount for the preceding Transfer Date and any outstanding Class A-1 Noteholders' Interest Carryover Shortfall on such preceding Transfer Date, over the amount in respect of interest on the Class A-1 Notes that was actually paid to holders of the Class A-1 Notes on the preceding Distribution Date, plus interest on the amount of interest due but not paid to Holders of the Class A-1 Notes on the preceding Distribution Date, to the extent permitted by law, in an amount equal to the product of (i) the quotient of the number of days elapsed in the related Interest Period divided by 360 multiplied by (ii) the Class A-1 Interest Rate multiplied by (iii) the amount of such interest due in respect of the Class A-1 Notes.

     "Class A-1 Noteholders' Interest Distributable Amount" means, for any Transfer Date, the sum of (a) the Class A-1 Noteholders' Monthly Interest Distributable Amount and (b) the Class A-1 Noteholders' Interest Carryover Shortfall, in each case for such Transfer Date.

     "Class A-1 Noteholders' Monthly Interest Distributable Amount" means, for any Transfer Date, the product of (i) the quotient of the number of days elapsed during the related Interest Period divided by 360 multiplied by (ii) the Class A-1 Interest Rate multiplied by (iii) the Outstanding Amount of the Class A-1 Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class A-1 Notes on or prior to such Distribution Date (or, in the case of the first Transfer Date, the Outstanding Amount of the Class A-1 Notes on the Closing Date).

     "Class A-1 Notes" means the Class A-1 5.465% Asset Backed Notes, substantially in the form of Exhibit A to the Indenture.

     "Class A-2 Interest Rate" means 5.800% per annum.

     "Class A-2 Noteholders' Interest Carryover Shortfall" means, for any Transfer Date, the excess of the Class A-2 Noteholders' Monthly Interest Distributable Amount for the preceding Transfer Date and any outstanding Class A-2 Noteholders' Interest Carryover Shortfall on such preceding Transfer Date, over the amount in respect of interest on the Class A-2 Notes that was actually paid to holders of the Class A-2 Notes on the preceding Distribution Date, plus interest on the amount of interest due but not paid to Holders of the Class A-2 Notes on the preceding Distribution Date, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Class A-2 Interest Rate multiplied by the amount of such interest due in respect of the Class A-2 Notes.

     "Class A-2 Noteholders' Interest Distributable Amount" means, for any Transfer Date, the sum of (a) the Class A-2 Noteholders' Monthly Interest Distributable Amount and (b) the Class A-2 Noteholders' Interest Carryover Shortfall, in each case for such Transfer Date.

     "Class A-2 Noteholders' Monthly Interest Distributable Amount" means, for any Transfer Date, the product of one-twelfth (or, in the case of the first Transfer Date the actual number of days elapsed from and including the Closing Date to but excluding December 15, 1996 divided by 360) multiplied by the Class A-2 Interest Rate multiplied by the Outstanding Amount of the Class A-2 Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class A-2 Notes on or prior to such immediately preceding Distribution Date (or, in the case of the first Transfer Date, the Outstanding Amount of the Class A-2 Notes on the Closing Date).

     "Class A-2 Notes" means the Class A-2 5.800% Asset Backed Notes, substantially in the form of Exhibit B to the Indenture.

     "Class A-3 Interest Rate" means 5.900% per annum.

     "Class A-3 Noteholders' Interest Carryover Shortfall" means, for any Transfer Date, the excess of the Class A-3 Noteholders' Monthly Interest Distributable Amount for the preceding Transfer Date and any outstanding Class A-3 Noteholders' Interest Carryover Shortfall on such preceding Transfer Date, over the amount in respect of interest on the Class A-3 Notes that was actually paid to holders of the Class A-3 Notes on the preceding Distribution Date, plus interest on the amount of interest due but not paid to Holders of the Class A-3 Notes on the preceding Distribution Date, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Class A-3 Interest Rate multiplied by the amount of such interest due in respect of the Class A-3 Notes.

     "Class A-3 Noteholders' Interest Distributable Amount" means, for any Transfer Date, the sum of (a) the Class A-3 Noteholders' Monthly Interest Distributable Amount and (b) the Class A-3 Noteholders' Interest Carryover Shortfall, in each case for such Transfer Date.

     "Class A-3 Noteholders' Monthly Interest Distributable Amount" means, for any Transfer Date, the product of one-twelfth (or, in the case of the first Transfer Date the actual number of days elapsed from and including the Closing Date to but excluding December 15, 1996 divided by 360) multiplied by the Class A-3 Interest Rate multiplied by the Outstanding Amount of the Class A-3 Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class A-3 Notes on or prior to such immediately preceding Distribution Date (or, in the case of the first Transfer Date, the Outstanding Amount of the Class A-3 Notes on the Closing Date).

     "Class A-3 Notes" means the Class A-3 5.900% Asset Backed Notes, substantially in the form of Exhibit C to the Indenture.

     "Class A-4 Interest Rate" means 6.100% per annum.

     "Class A-4 Noteholders' Interest Carryover Shortfall" means, for any Transfer Date, the excess of the Class A-4 Noteholders' Monthly Interest Distributable Amount for the preceding Transfer Date and any outstanding Class A-4 Noteholders' Interest Carryover Shortfall on such preceding Transfer Date, over the amount in respect of interest on the Class A-4 Notes that was actually paid to holders of the Class A-4 Notes on the preceding Distribution Date, plus interest on the amount of interest due but not paid to Holders of the Class A-4 Notes on the preceding Distribution Date, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Class A-4 Interest Rate multiplied by the amount of such interest due in respect of the Class A-4 Notes.

     "Class A-4 Noteholders' Interest Distributable Amount" means, for any Transfer Date, the sum of (a) the Class A-4 Noteholders' Monthly Interest Distributable Amount and (b) the Class A-4 Noteholders' Interest Carryover Shortfall, in each case for such Transfer Date.

     "Class A-4 Noteholders' Monthly Interest Distributable Amount" means, for any Transfer Date, the product of one-twelfth (or, in the case of the first Transfer Date the actual number of days elapsed from and including the Closing Date to but excluding December 15, 1996 divided by 360) multiplied by the Class A-4 Interest Rate multiplied by the Outstanding Amount of the Class A-4 Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class A-4 Notes on or prior to such immediately preceding Distribution Date (or, in the case of the first Transfer Date, the Outstanding Amount of the Class A-4 Notes on the Closing Date).

     "Class A-4 Notes" means the Class A-4 6.100% Asset Backed Notes, substantially in the form of Exhibit D to the Indenture.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means November 13, 1996.

     "Code" means the Internal Revenue Code of 1986 and Treasury
Regulations promulgated thereunder.

     "Collateral" is defined in the Granting Clause of the Indenture.

     "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

     "Collection Period" means, (a) in the case of the initial Collection Period, the period from (but not including) the Cutoff Date to and including November 30, 1996 and (b) thereafter, each calendar month during the term of the Sale and Servicing Agreement. With respect to any Determination Date, Deposit Date, Transfer Date, Distribution Date, or Final Scheduled Distribution Date, the "related Collection Period" means the Collection Period preceding the month in which such Determination Date, Deposit Date, Transfer Date, Distribution Date or Final Scheduled Distribution Date occurs.

     "Collections" means all collections on the Receivables from whatever source (including Liquidation Proceeds, Recoveries or proceeds from any exercise of any rights against a Dealer, other than rights to rebates of unamortized premiums paid or payable to Dealers) and any proceeds from Insurance Policies (including any rebates of premiums or other amounts received in respect of a force placed Physical Damage Insurance Policy) and lender's single interest insurance policies on a Financed Vehicle securing a Receivable.

     "Commission" means the Securities and Exchange Commission.

     "Contract Rate" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

     "Corporate Trust Office" means:

           (a) as used in the Indenture, or otherwise with respect to Indenture Trustee, the principal office of Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of the Indenture is located at 450 West 33rd Street, 15th Floor, New York, New York 10001,
     Attention: James Fevola Telephone: 212-946-3246; Facsimile:
     212-946-8191/8302 or at such other address as Indenture Trustee may designate from time to time by notice to the Noteholders, Servicer and Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and Issuer); and

           (b) as used in the Trust Agreement, or otherwise with respect to Owner Trustee, the principal corporate trust office of Owner Trustee located at 1100 North Market Street, Wilmington, Delaware 19890,
     Attention: Corporate Trust Administration; or at such other address as Owner Trustee may designate by notice to the Certificateholders and Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders and Depositor).

     "Custodian" means Servicer in its capacity as agent of Issuer, as custodian of the Receivable Files and any Seller Affiliate acting as agent for Servicer for the purpose of maintaining custody of the Receivables Files.

     "Cutoff Date" means October 25, 1996.

     "Dealer" means, with respect to any Receivable purchased from a Person engaged in the business of selling Motor Vehicles, the seller of the related Financed Vehicle.

     "Dealer Agreement" means an agreement between a Seller Affiliate and a Dealer pursuant to which such Seller Affiliate acquires Motor Vehicle Loans from the Dealer.

     "Dealer Recourse" means, with respect to any Dealer, any rights and remedies against such Dealer under the related Dealer Agreement (other than with respect to any breach of representation or warranty thereunder) with respect to credit losses on a Receivable secured by a Financed Vehicle sold by such Dealer.

     "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) which Servicer has determined to charge off during such Collection Period in accordance with its customary servicing practices; provided that any Receivable which Seller or Servicer is obligated to repurchase or purchase shall be deemed to have become a Defaulted Receivable during a Collection Period if Seller or Servicer fails to deposit the related Purchase Amount on the related Deposit Date when due.

     "Definitive Notes" is defined in Section 2.10 of the Indenture.

     "Definitive Certificates" means either or both (as the context requires) of (a) Certificates issued in certificated, fully registered form as provided in Section 3.11 of the Trust Agreement and (b) Certificates issued in certificated, fully registered form as provided in Section 3.13 of the Trust Agreement.

     "Delaware Trustee" is defined in Section 10.1 of the Trust Agreement.

     "Delinquency Ratio" means, for any Collection Period, the ratio, expressed as a percentage, of (a) the principal amount of all outstanding Receivables (other than Purchased Receivables and Defaulted Receivables) which are 60 or more days delinquent as of the end of such Collection Period, determined in accordance with Servicer's customary practices, divided by (b) the Pool Balance as of the last day of such Collection Period.

     "Delivery" when used with respect to Trust Account Property means:

           (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the UCC and are susceptible of physical delivery, transfer thereof to Indenture Trustee or its nominee or custodian by physical delivery to Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

           (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to Indenture Trustee or its nominee or custodian of the purchase by Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

           (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to Indenture Trustee or its nominee or custodian.

     "Deposit Date" means, with respect to any Collection Period, the Business Day preceding the related Transfer Date or, if acceptable to each Rating Agency, the related Distribution Date; provided, however, that if the Outstanding Amount of the Class A-1 Notes has not been paid in full on or before the November 1997 Distribution Date, the December 1997 Deposit Date shall be December 5, 1997.

     "Depositor" means Seller in its capacity as Depositor under the Trust Agreement.

     "Depository Agreements" mean the Certificate Depository Agreement and the Note Depository Agreement.

     "Determination Date" means, with respect to any Collection Period, the Business Day immediately preceding the Deposit Date for such Collection Period; provided, however, that if the Outstanding Amount of the Class A-1 Notes has not been paid in full on or before the November 1997 Distribution Date, the December 1997 Determination Date shall be December 5, 1997.

     "Distribution Date" means the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day), commencing December 16, 1996.

     "Dollar" and the sign "$" mean lawful money of the United States.

     "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as the long-term unsecured debt of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. Any such accounts (other than the Reserve Account) may be maintained with Norwest Bank, or any of its Affiliates, if such accounts meet the requirements described in clause (a) of the preceding sentence.

     "Eligible Institution" means a depository institution (which may be Servicer or Indenture Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (a) has (i) either a long-term senior unsecured debt rating of AAA or a short-term senior unsecured debt or certificate of deposit rating of A-1+ or better by Standard & Poor's and (ii)(A) a long-term senior unsecured debt rating of A-l+ or better by Standard & Poor's and (B) a short-term senior unsecured debt rating of P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (b) whose deposits are insured by the Federal Deposit Insurance Corporation. If so qualified, Norwest Bank, any of its Affiliates, Owner Trustee or Indenture Trustee may be considered an Eligible Institution.

     "Eligible Investments" shall mean any one or more of the following types of investments:

           (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

           (b) demand deposits, time deposits or certificates of deposit of any depository institution (including any Affiliate of Seller, Indenture Trustee, Owner Trustee or any Affiliate of Indenture Trustee or Owner Trustee) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking of depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Deposit Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Moody's of P-1;

           (c) commercial paper (including commercial paper of any Affiliate of Seller) having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from Moody's of P-1;

           (d) investments in money market funds (including funds for which Indenture Trustee or Owner Trustee or any of their respective Affiliates or any of Seller's Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

           (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

           (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and

           (g) any other investment with respect to which each Rating Agency has provided written notice that such investment would not cause such Rating Agency to downgrade or withdraw its then current rating of any class of Notes or the Certificates.

     "ERISA" is defined in Section 11.12 of the Trust Agreement.

     "Event of Default" is defined in Section 5.1 of the Indenture.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "Expected Interest" means, with respect to any Transfer Date, an amount equal to the product of (a) one-twelfth of the Weighted Average Contract Rate for the Receivables for the related Collection Period multiplied by (ii) an amount equal to the aggregate Principal Balance of the Receivables as of the beginning of the first day of the related Collection Period minus the sum of the Principal Balances of the Non-Advance Receivables for such Transfer Date.

     "Expenses" is defined in Section 8.2 of the Trust Agreement.

     "Final Scheduled Distribution Date" means for (a) the Class A-1 Notes, December 5, 1997 (b) the Class A-2 Notes, the March 1999 Distribution Date,
(c) the Class A-3 Notes, the March 2000 Distribution Date, (d) the Class A-4 Notes, the March 2001 Distribution Date and (e) the Certificates, the May 2003 Distribution Date.

     "Final Scheduled Maturity Date" means the last day of the Collection Period immediately preceding the Final Scheduled Distribution Date for the Certificates.

     "Financed Vehicle" means a new or used automobile or light duty truck, together with all accessions thereto, securing an Obligor's indebtedness under a Receivable.

     "Fitch" means Fitch Investors Service, L.P., or its successor.

     "Force-Placed Insurance Advance" is defined in Section 4.4(c) of the Sale and Servicing Agreement.

     "GAAP" is generally accepted accounting principles in the U.S.

     "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto. Other forms of the verb "to Grant" shall have correlative meanings.

     "Holder" means, as the context may require, a Certificateholder or a Noteholder or both.

     "Indemnified Parties" is defined in Section 8.2 of the Trust
Agreement.

     "Indemnified Person" is defined in Section 10.3 of the Sale and Servicing Agreement.

     "Indemnifying Person" is defined in Section 10.3 of the Sale and Servicing Agreement.

     "Indenture" means the Indenture dated as of November 13, 1996, between Issuer and Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Indenture Trustee" means The Chase Manhattan Bank, not in its individual capacity but as trustee under the Indenture, or any successor trustee under the Indenture.

     "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of Issuer, any other obligor upon the Notes, Seller and any Affiliate of any of the foregoing persons,
(b) does not have any direct financial interest or any material indirect financial interest (other than less than 5% of the outstanding amount of any publicly traded security) in Issuer, any such other obligor, Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with Issuer, any such other obligor, Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Independent Certificate" means a certificate or opinion to be delivered to Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     "Initial Pool Balance" means the sum of the Initial Principal Balances of all of the Receivables.

     "Initial Principal Balance" means, in respect of a Receivable, the excess of (a) the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and related costs, including accessories, service and warranty contracts, insurance premiums, other items customarily financed as part of retail motor vehicle loans and/or retail installment sales contracts and other fees charged by a Seller Affiliate or the applicable Dealer and included in the amount to be financed, the total of which is shown as the initial principal balance in the Motor Vehicle Loan evidencing such Receivable, over (b) the sum of the portion of all payments received under such Receivable from or on behalf of the related Obligor on or prior to the Cutoff Date and allocable to principal under the terms of the Receivable in accordance with the Servicer's customary practices.

     "Insolvency Event" means, for a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Insolvency Proceeds" is defined in Section 9.1(b) of the Sale and Servicing Agreement.

     "Insurance Policies" means, all credit life and disability insurance policies maintained by the Obligors and all Physical Damage Insurance Policies.

     "Interest Collections" means, for any Transfer Date, the sum of the following amounts for the related Collection Period (without duplication):
(a) that portion of the Collections on the Receivables received during the related Collection Period that is allocable to interest in accordance with Servicer's customary procedures (including the portion of Liquidation Proceeds allocable to interest in accordance with the Servicer's customary practices and received on or prior to the date the related Defaulted Receivable was charged off), (b) all Recoveries received during the related Collection Period and (c) all Purchase Amounts, to the extent allocable to accrued interest, of all Receivables that are purchased by Seller or Servicer as of the last day of the related Collection Period. "Interest Collections" for any Transfer Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been deposited into the Collection Account on a prior Deposit Date.

     "Interest Period" means, with respect to any specified Distribution Date, the period from and including the Closing Date (in the case of the first Distribution Date) and thereafter from and including the preceding Distribution Date to but excluding such specified Distribution Date.

     "Interest Rate" means, with respect to the (a) Class A-1 Notes, the Class A-1 Interest Rate, (b) Class A-2 Notes, the Class A-2 Interest Rate,
(c) Class A-3 Notes, the Class A-3 Interest Rate, and (d) Class A-4 Notes, the Class A-4 Interest Rate.

     "Interest Shortfall" means, with respect to any Transfer Date, the lesser of (a) the amount by which the Expected Interest for such Transfer Date exceeds the Net Interest Collections for such Transfer Date and (b) the amount (if any) by which the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Distributable Amount and the Certificateholders' Interest Distributable Amount for such Transfer Date exceeds the Net Interest Collections for such Transfer Date.

     "Issuer" means Norwest Auto Trust 1996-A.

     "Issuer Order" and "Issuer Request" means a written order or request signed in the name of Issuer by any one of its Authorized Officers and delivered to Indenture Trustee.

     "Lien" means a security interest, lien, charge, pledge, preference, participation interest or encumbrance of any kind (other than mechanics' or materialmen's liens, other liens for work, labor or materials, and any other liens that may attach by operation of law).

     "Liquidation Proceeds" means, with respect to any Receivable (a) all proceeds from the repossession and sale of any Financed Vehicle securing such Receivable (whether received before or after such Receivable has become a Defaulted Receivable), (b) all proceeds from any deficiency claim made with respect to such Receivable and (c) all other amounts, from whatever source, received in respect of such Receivable after it has become a Defaulted Receivable, in each case, net of the related out of pocket expenses paid by or on behalf of the Servicer to third parties in connection therewith.

     "Moody's" means Moody's Investors Service, Inc., or its successor.

     "Motor Vehicle" means a new or used automobile or light duty truck.

     "Motor Vehicle Loan" means a retail installment sales contract secured by a Motor Vehicle acquired by a Seller Affiliate from a Dealer or other Person, including all rights against the borrower or co-borrowers under such retail installment sales contract and any co-signer or guarantor of such retail installment sales contract or other Person who owes or may be primarily or secondarily liable for payments under such retail installment sales contract.

     "Net Interest Collections" means, with respect to any Transfer Date, the greater of (a) zero and (b) Interest Collections for such Transfer Date minus the Outstanding Advances.

     "Net Loss Ratio" means, for any Collection Period, an amount, expressed as a percentage, equal to (a) the Aggregate Net Losses for such Collection Period, divided by (b) the average of the Pool Balances at the close of business on the last day of the preceding Collection Period and the close of business on the last day of such Collection Period.

     "Non-Advance Receivables" means, with respect to any Transfer Date, any Receivables which became Defaulted Receivables or which Servicer, in its sole discretion, believes are likely to become Defaulted Receivables.

     "Norwest Bank" means, Norwest Bank Minnesota, N.A., a national banking association.

     "Note" means a Class A-1 Note, Class A-2 Note, Class A-3 Note or Class A-4 Note.

     "Note Depository Agreement" means the agreement among Issuer, Servicer and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Notes, as the same may be amended or supplemented from time to time.

     "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

     "Noteholder" means the Person in whose name a Note is registered on the Note Register.

     "Note Owner" means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Pool Factor" for each class of Notes as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of such class of Notes divided by the original outstanding principal balance of such class of Notes. The Note Pool Factor for each class of Notes will be 1.0000000 as of the Cutoff Date; thereafter, the Note Pool Factor for each class of Notes will decline to reflect reductions in the outstanding principal balance of such class of Notes.

     "Noteholders' Distributable Amount" means, for any Transfer Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

     "Noteholders' Interest Distributable Amount" means, for any Transfer Date, the sum of (a) the Class A-1 Noteholders' Interest Distributable Amount, (b) the Class A-2 Noteholders' Interest Distributable Amount, (c) the Class A-3 Noteholders' Interest Distributable Amount, and (d) the Class A-4 Noteholders' Interest Distributable Amount, in each case, for such Transfer Date.

     "Noteholders' Monthly Principal Distributable Amount" means, for any Transfer Date, the Noteholders' Percentage of the Principal Distribution Amount.

     "Noteholders' Percentage" means 100% until the point in time at which all Notes of all classes have been paid in full, and zero thereafter.

     "Noteholders' Principal Carryover Shortfall" means, as of the close of business on any specified Transfer Date, the excess of the Noteholders' Monthly Principal Distributable Amount for such Transfer Date and any outstanding Noteholders' Principal Carryover Shortfall from the Transfer Date preceding the specified Transfer Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on the specified Transfer Date.

     "Noteholders' Principal Distributable Amount" means, for any Transfer Date, the sum of the Noteholder's Monthly Principal Distributable Amount for such Transfer Date and the Noteholders' Principal Carryover Shortfall as of the close of business on the preceding Transfer Date; provided that the Noteholders' Principal Distributable Amount shall not exceed the aggregate outstanding principal balance of the Notes. In addition, on the Transfer Date relating to the Final Scheduled Distribution Date of each class of Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Transfer Date and allocable to principal) to be paid to Noteholders of such class to reduce the Outstanding Amount of such class of Notes to zero.

     "Note Register" and "Note Registrar" are defined in Section 2.4 of the Indenture.

     "Obligor" means, with respect to a Receivable, the borrower or co-borrowers under the related Receivable and any co-signer of the Receivable or other Person who owes or may be primarily or secondarily liable for payments under such Receivable.

     "Officer's Certificate" means: (a) for purposes of the Indenture, a certificate signed by any Authorized Officer of Issuer, under the circumstances described in, and otherwise complying with, the applicable
requirements of Section 11.1 and TIA   314, and delivered to Indenture
Trustee; and (b) otherwise, a certificate signed by the chairman, the president, any vice president or the treasurer of Seller or Servicer, as the case may be, and delivered to Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of Issuer.

     "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to Issuer and who shall be satisfactory to Issuer, Owner Trustee or Indenture Trustee, as applicable, and which opinion or opinions shall be addressed to Issuer, Owner Trustee, or Indenture Trustee, as applicable, and shall be in form and substance satisfactory to the Issuer, Owner Trustee, and Indenture Trustee, as applicable.

     "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

           (a) Notes theretofore canceled by Note Registrar or delivered to Note Registrar for cancellation;

           (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to Indenture Trustee); and

           (c) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by Issuer, any other obligor upon the Notes, Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not Issuer, any other obligor upon the Notes, Seller or any Affiliate of any of the foregoing Persons.

     "Outstanding Advances" means, as of any date, all Advances made by Servicer with respect to prior Deposit Dates which have not been reimbursed pursuant to Section 5.3 of the Sale and Servicing Agreement.

     "Outstanding Amount" means the aggregate principal amount of all Notes, or class of Notes, as applicable, Outstanding at the date of determination.

     "Owner" means each Person who is the beneficial owner of a Book Entry Certificate as reflected in the records of the Clearing Agency or if a Clearing Agency Participant is not the Owner, then as reflected in records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

     "Owner Trust Estate" means all right, title and interest of Issuer in and to the property and rights assigned to Issuer pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of Issuer from time to time, including any rights of Owner Trustee and Issuer pursuant to the Sale and Servicing Agreement.

     "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee under the Trust Agreement.

     "Paying Agent" means: (a) when used in the Indenture or otherwise with respect to the Notes, Indenture Trustee or any other Person that meets the eligibility standards for Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of Issuer; and (b) when used in the Trust Agreement or otherwise with respect to the Certificates, Owner Trustee or any other paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement.

     "Person" means a legal person, including any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Physical Damage Insurance Policy" means a theft and physical damage insurance policy maintained by the Obligor or force-placed under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle.

     "Physical Property" is defined in the definition of "Delivery" above.

     "Pool Balance" means, at any time, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Defaulted Receivables) at such time.

     "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Principal Balance" means, as of any time, for any Receivable, the principal balance of such Receivable under the terms of the Receivable determined in accordance with the Servicer's customary practices.

     "Principal Distribution Amount" means, for any Transfer Date, the sum of (a) the Available Principal for such Transfer Date, and (b) the aggregate amount of Charged Off Balances for the related Collection Period.

     "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

     "Purchase Agreement" means each agreement dated as of November 13, 1996 between a Seller Affiliate and Seller under which such Seller Affiliate sells Receivables to Seller.

     "Purchase Amount" means, with respect to any Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable under the terms thereof including accrued and unpaid interest at the Contract Rate for such Collection Period.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by Servicer pursuant to
Section 4.7 of the Sale and Servicing Agreement or repurchased by Seller pursuant to Section 3.3 of the Sale and Servicing Agreement.

     "Rating Agencies" means Moody's, Standard & Poor's and Fitch.

     "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that neither of the Rating Agencies shall have notified Seller, Servicer, Owner Trustee or Indenture Trustee in writing that such action will, in and of itself, result in a downgrade reduction or withdrawal of the then current rating of any class of Notes, or the Certificates.

     "Receivable" means each Motor Vehicle Loan described in the Schedule of Receivables, but excluding (i) Defaulted Receivables to the extent the Principal Balances thereof have been deposited in the Collection Account and (ii) any Purchased Receivables.

     "Receivable Files" is defined in Section 3.4 of the Sale and Servicing Agreement.

     "Record Date" means, with respect to any Distribution Date or Redemption Date, the close of business on the day immediately preceding such Distribution Date or Redemption Date; or, if Definitive Notes or Definitive Certificates have been issued, the last day of the month preceding such Distribution Date.

     "Recoveries" means, for any Defaulted Receivable, any Liquidation Proceeds received after the date such Defaulted Receivable was charged off in accordance with the Servicer's customary servicing practices.

     "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1(a) of the Indenture or a payment to Noteholders pursuant to Section 10.1(b) of the Indenture, the Distribution Date specified by Servicer or Issuer pursuant to such Section 10.1(a).

     "Redemption Price" means (a) in the case of a redemption of the Notes pursuant to Section 10.1(a) of the Indenture, an amount equal to the unpaid principal amount of the then outstanding Class A-4 Notes plus accrued and unpaid interest thereon to but excluding the Redemption Date, or (b) in the case of a payment made to Noteholders pursuant to Section 10.1(b) of the Indenture, the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) or (c) in the case of a redemption of the Certificates pursuant to Section 9.3(a) of the Trust Agreement, an amount equal to the Certificate Balance of the Certificates plus accrued interest thereon but excluding such Redemption Date.

     "Required Rating" means a rating with respect to short term deposit obligations of at least P-1 by Moody's and at least A-1+ by Standard & Poor's.

     "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.8 of the Sale and Servicing Agreement.

     "Reserve Account Deposit" means an amount equal to $18,633,055.92.

     "Reserve Account Property" is defined in Section 5.8(b) of the Sale and Servicing Agreement.

     "Reserve Account Transfer Amount" means, with respect to any Transfer Date, an amount equal to the lesser of (a) the excess of (i) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Transfer Date (before giving effect to any withdrawals therefrom relating to such Transfer Date other than amounts necessary to reimburse Outstanding Advances) over (ii) the Certificate Interest Reserve Amount on such Transfer Date, and (b) the amount, if any, by which (i) the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Noteholders' Principal Distributable Amount and the Certificateholders' Principal Distributable Amount for such Transfer Date exceeds (ii) the sum of the Available Interest and the Available Principal for such Transfer Date.

     "Responsible Officer" means, with respect to Indenture Trustee, any officer within the Corporate Trust Office of Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement among Issuer, Norwest Bank Minnesota, N.A., as Servicer, and Norwest Auto Receivables Corporation, as Seller, dated as of November 13, 1996, as the same may be amended and supplemented from time to time.

     "Schedule of Receivables" means, with respect to the Motor Vehicle Loans to be conveyed to Seller by each Seller Affiliate and to Issuer by Seller, the schedule contained in the diskette delivered to the Indenture Trustee.

     "Secretary of State" means the Secretary of State of the State of Delaware.

     "Securities Intermediary" is defined in Section 5.8 of the Sale and Servicing Agreement.

     "Seller" means Norwest Auto Receivables Corporation, a Delaware corporation, and any of its successors permitted by Section 6.4 of the Sale and Servicing Agreement.

     "Servicer" means Norwest Bank and each Successor Servicer.

     "Servicer Termination Event" means an event specified in Section 8.1 of the Sale and Servicing Agreement.

     "Servicer's Report" means a report of Servicer delivered pursuant to
Section 4.9 of the Sale and Servicing Agreement, substantially in the form of Exhibit C to that agreement.

     "Servicing Fee" is defined in Section 4.8 of the Sale and Servicing Agreement.

     "Servicing Fee Rate" means 1.00% per annum.

     "Simple Interest Method" means the method of allocating a fixed level payment monthly installments between principal and interest, pursuant to which such payment is allocated first to accrued and unpaid interest at the Contract Rate on the unpaid principal balance and the remainder of such payment is allocable to principal.

     "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Specified Reserve Account Balance" means, for any Transfer Date, the greater of (a) 3.25% of the sum of the aggregate outstanding principal amount of each class of Notes plus the outstanding Certificate Balance on the related Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on or prior to such Distribution Date) and (b) 1.0% of the sum of the aggregate initial principal of the Notes plus the initial Certificate Balance; except that, if on such Transfer Date (x) the Average Net Loss Ratio exceeds 2.0% or (y) the Average Delinquency Ratio exceeds 2.0%, then the Specified Reserve Account Balance for such Transfer Date shall be an amount equal to 6.0% of the sum of the aggregate outstanding principal amount of each class of Notes and the aggregate outstanding Certificate Balance on the related Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on or prior to such Distribution Date). In any event, on any Transfer Date, the Specified Reserve Account Balance will not exceed the aggregate Outstanding Amount of the Notes plus the aggregate outstanding Certificate Balance on the related Distribution Date (after giving effect to all payments on the Notes and distributions on the Certificates to be made on or prior to such Distribution Date) and may be reduced to a lesser amount, as determined by Seller, so long as such reduction does not cause any Rating Agency to withdraw or downgrade its rating of the Notes or the Certificates.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

     "State" means any one of the 50 states of the United States of America or the District of Columbia.

     "Successor Servicer" shall mean any successor servicer from time to time appointed pursuant to the Indenture.

     "Supplemental Servicing Fee" is defined in Section 4.8 of the Sale and Servicing Agreement.

     "Total Distribution Amount" means, for each Transfer Date, the sum of
(a) the Available Interest, (b) the Available Principal, and (c) the Reserve Account Transfer Amount, in each case in respect of such Transfer Date.

     "Transfer Date" means, with respect to any Collection Period, the related Distribution Date; provided, however, that if the outstanding principal amount of the Class A-1 Note has not been paid in full on or before the November 1997 Distribution Date, the December 1997 Transfer Date shall be the Final Scheduled Distribution Date for the Class A-1 Notes.

     "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code.

     "Trust Property" shall have the meaning set forth in Section 2.1 of the Sale and Servicing Agreement.

     "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "Trust Accounts" is defined in Section 5.1 of the Sale and Servicing Agreement.

     "Trust Agreement" means the Trust Agreement dated as of November 13, 1996, between Seller and Owner Trustee, as the same may be amended and supplemented from time to time.

     "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to Indenture Trustee), including all proceeds thereof.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

     "Trust Property" shall have the meaning set forth in Section 2.1 of the Sale and Servicing Agreement.

     "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

     "Weighted Average Contract Rate" means, with respect to any Collection Period, the weighted average of the Contract Rates of the Receivables (but excluding any Non-Advance Receivable, as determined on the related Deposit
Date), weighted based on the Principal Balance of each such Receivable as of the first day of such Collection Period.

                                                                    EXHIBIT A



                              NORWEST AUTO TRUST

                                     96-A

                             Servicer Certificate




Distribution Date:
Collection Period:
Deposit Date:
Determination Date:
Transfer Date:


This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.




I. Collection Account Summary
-----------------------------
      A. Available Funds:
          Available Interest
          Available Principal
          Reserve Account Transfer Account
          Certificate Interest Shortfall Amount

         Total Available Funds                                   ============

      B. Amounts Payable on Distribution Date:
          Reimbursement of prior Servicer Advances
          Basic Servicing Fee
          Noteholders' Interest Distributable Amount
          Noteholders' Principal Distributable Amount
          Certificateholders' Interest Distributable Amount
          Certificateholders' Principal Distributable Amount
          Deposits to Reserve Fund

         Total Amounts Payable on Distribution Date              ============

II. Collected Funds
-------------------

         Available Interest
          Interest Collections
          Advances made by Servicer less outstanding
           advances reimbursed                        ____________


         Available Principal
          Scheduled Principal
          Prepaid Principal
          Net Liquidation Proceeds
          Repurchase Amount allocable to principal
          Forced Placed Insurance Advances            ____________
                                                                 ____________

         Total Collected Funds                                   ============


III. Liquidation Proceeds
-------------------------
         Gross amount received with respect to liquidated
          Receivables before becoming Defaulted Receivable

         less: the related out of pocket expenses paid
         by or on behalf of the Servicer to third
         parties in connection with liquidation      ____________

         Net Liquidation Proceeds                                ============


IV. Calculation of Advances
----------------------------
         Current Month Servicer Advance
         Prior Month's Servicer Advance               ____________

         Net Servicer Advance                                    ============


V. Calculation of Principal Distribution Amount
-----------------------------------------------
         Available Principal
         Charged Off Balances

         Total Principal Distribution Amount                     ============


VI. Calculation of Servicing Fees
--------------------------------
         Pool Balance as of the first day of the
            Collection Period

         Servicing Fee Rate

         Servicing Fee                                           ============


VII. Purchases
-------------
         Receivables purchased during Collection Period
         Loan Number                 Receivable Balance
         (individual listing)


VIII. Additional Receivables Information
---------------------------------------
         Beginning Pool Balance
         Ending Pool Balance

         Beginning Number of Receivables
         Number of Receivable Payoffs/Defaulted Receivables/Repurchases Ending Number of Receivables

         Initial Weighted Average Maturity
         Current Weighted Average Maturity

         Initial Weighted Average Contract Rate
         Current Weighted Average Contract Rate

PERFORMANCE INFORMATION

IX. Delinquency Ratio
-----------------------
         Principal Balance of Receivables 60 or more days delinquent

         Pool Balance as of the end of the
          Collection Period

         Delinquency Ratio                                       ============


X. Average Delinquency Ratio
-----------------------------
         Delinquency Ratio - Current Collection Period

         Delinquency Ratio - preceding Collection Period

         Delinquency Ratio - second preceding Collection Period

         Average Delinquency Ratio                               ============


XI. Aggregate Net Loss
---------------------
         Principal charged off during Collection Period

         less: Recoveries of previously Defaulted Receivables
          received during Collection Period           ____________

         Net Loss for Collection Period
                                                                 ============

XII. Net Loss Ratio
------------------
         Aggregate Net Losses for Collection Period

         Average Pool Balance for Collection Period

         Net Loss Ratio
                                                                 ============


XIII. Average Net Loss Ratio
---------------------------
         Net Loss Ratio - current Collection Period

         Net Loss Ratio - preceding Collection Period

         Net Loss Ratio - second preceding Collection Period

         Average Net Loss Ratio
                                                                 ============


CREDIT ENHANCEMENT INFORMATION


XIV. Reserve Fund Information
------------------------------
         Beginning Balance
         Deposit to the Reserve Fund
         less: Transfer to Collection Account
               Release to Seller

         Ending Balance                                          ============


         Required Balance                                        ============


         Certificate Interest Reserve Amount                     ============

IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the _______ day of ____________ 199_.


                            NORWEST BANK MINNESOTA, N.A.
                            as Servicer

                            By:_____________________________
                            Name:
                            Title:

_____________________________________________________________________________

     PAYMENTS PER SECURITY DENOMINATION

     Norwest Auto Trust 96-A

     Distribution Date:

     Collection Period:

                                                                                                        Remaining

         Original   % of    Interest     Interest     Interest      Principal   Principal     Ending    Principal    Servicing

Class    Balance    Pool    Accrual    Distribution   Shortfall   Distribution  Shortfall     Balance    Factor        Fee
------------------------------------------------------------------------------------------------------------------------------

 A-1

 A-2

 A-3

 A-4


  B



Totals


------------------------------------------------------------------------------
     DISTRIBUTION   STATEMENT


     Norwest Auto Trust 96-A

     Distribution Date:

     Collection Period:

        Interest   Beginning   Interest       Interest       Interest       Principal       Principal     Ending         Total

Class     Rate      Balance     Accrual     Distribution     Shortfall     Distribution     Shortfall     Balance     Distribution
----------------------------------------------------------------------------------------------------------------------------------


  A-1

  A-2

  A-3

  A-4

NOTEHOLDER TOTALS


    B


CERTIFICATEHOLDER TOTALS


TOTAL
DISTRIBUTION        0.00          0.00          0.00            0.00           0.00           0.00          0.00           0.00
